UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  1)
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Arcadia Resources, Inc.

(Name of Registrant as Specified In Its Charter)

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Arcadia Resources, Inc.
9229 Delegates Row, Suite 260
Indianapolis, IN 46240
P: 317-569-8234 F: 317-575-6195
www.ArcadiaHealthCare.com
NYSE Amex: KAD

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 14, 2009

To the Stockholders of Arcadia Resources, Inc.:
NOTICE IS HEREBY GIVEN that the fiscal year 2009 annual meeting (the “Annual Meeting”) of the stockholders of Arcadia Resources, Inc. (the “Company”) will be held at the Company’s principal executive offices, 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240, on Wednesday, October 14, 2009, commencing at 4:00 p.m. (local time), or at any adjournment or postponement thereof, for the following purposes:
1.
To elect two (2) Class A directors to the Board of Directors of the Company, each to serve until our 2012 annual meeting of stockholders or until such person shall resign, be removed or otherwise leave office.

2.	To consider an amendment to our Restated Articles of Incorporation to increase the number of authorized shares of our common stock.
3.	To consider an amendment to the Company’s 2006 Equity Incentive Plan to increase the number of available shares under the plan.
4.	To consider and act upon any other proposal or business as may properly come before the Annual Meeting or any adjournment thereof.
Only stockholders of record at the close of business on Friday, August 21, 2009, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of all stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose reasonably related to the Annual Meeting during ordinary business hours for a period of ten (10) days prior to the Annual Meeting, at our principal executive offices located at 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240. This list will also be available for examination during the Annual Meeting.
All stockholders are cordially invited to attend the meeting in person. However, to ensure that your shares are represented at the Annual Meeting, you are urged to complete, sign, date and return the accompanying proxy card promptly in the enclosed postage paid envelope. Please sign the accompanying proxy card exactly as your name appears on your share certificate(s). You may revoke your proxy at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person even if you have returned a proxy card.

By Order of the Board of Directors,

/s/ Marvin R. Richardson

Marvin R. Richardson
Chief Executive Officer & President
September 18, 2009

Arcadia Resources, Inc.
9229 Delegates Row, Suite 260
Indianapolis, IN 46240
P: 317-569-8234 F: 317-575-6195
www.ArcadiaHealthCare.com
NYSE Amex: KAD

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 14, 2009

FREQUENTLY ASKED QUESTIONS AND ANSWERS
Q:	Why am I receiving these materials?

A:
The Board of Directors (the “Board”) of Arcadia Resources, Inc., a Nevada Corporation (“Arcadia” or the “Company”) is providing these proxy materials (this “Proxy Statement”) to you in connection with the Board’s solicitation of proxies for use at Arcadia’s annual meeting of Stockholders (the “Annual Meeting”) for the fiscal year ending March 31, 2009 (“Fiscal 2009”), which will take place on Wednesday, October 14, 2009 at 4:00 p.m. local time. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of the proxy card are being first mailed to stockholders on or about September 18, 2009.

Q:	What information is contained in these materials?

A:
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid executive officers and certain other required information. Arcadia’s Fiscal 2009 annual report on Form 10-K filed with the SEC on July 14, 2009 (the “Annual Report”), which includes Arcadia’s audited consolidated financial statements for Fiscal 2009, is also included with this Proxy Statement.

Q:	What proposals will be voted on at the Annual Meeting?
A:
There are three (3) proposals scheduled to be voted on at the Annual Meeting: 1) to elect two (2) Class A directors to the Board, each to serve until our 2012 annual meeting of stockholders or until such person shall resign, be removed or otherwise leave office; 2) to amend the Company’s Restated Articles of Incorporation to increase the number of authorized shares of our common stock; and 3) to amended the Company’s 2006 Equity Incentive Plan to increase the number of shares available for awards under such plan.

Q:	What is Arcadia’s Board of Directors’ voting recommendation?

A:	Arcadia’s Board recommends that you vote your shares “FOR” each of the scheduled proposals.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:
Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy by executing the enclosed form of proxy card, the persons named as proxy holders, Marvin R. Richardson and Matthew R. Middendorf, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting in accordance with Nevada law and our Bylaws.

Q:	How many shares are entitled to vote?

A:
Each share of Arcadia’s common stock outstanding as of the close of business on August 21, 2009, the record date, is entitled to one (1) vote at the Annual Meeting. At the close of business on August 21, 2009, 161,738,399 shares of common stock were outstanding and entitled to vote. You may vote all of the shares owned by you as of the close of business on the record date of August 21, 2009 and are entitled to cast one (1) vote per share of common stock held by you on the record date. These shares include shares that are (1) held of record directly in your name and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Many stockholders of Arcadia hold their shares beneficially through a stockbroker, bank or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:

•	Shares held of record

If your shares are registered directly in your name with Arcadia’s transfer agent, National City Bank, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent to you directly by Arcadia. As the stockholder of record, you have the right to grant your voting proxy directly to Arcadia or to vote in person at the Annual Meeting. Arcadia has enclosed a proxy card for you to use.

•	Shares owned beneficially

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner or nominee, you have the right to direct your broker or other nominee on how to vote the shares in your account and you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q:	Can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of August 21, 2009. If you are a stockholder of record, you must bring proof of identification. If you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or nominee or a copy of a brokerage statement showing your share ownership as of August 21, 2009.

Q:	How can I vote my shares in person at the Annual Meeting?

A:
Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the Annual Meeting, Arcadia recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name through a brokerage account or by a bank or other nominee may be voted in person by you if you obtain a valid proxy from the record holder giving you the right to vote the shares.

Q:	How can I vote my shares without attending the Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Q:	Can I change my vote or revoke my proxy?

A:
If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions: (1) filing a timely written notice of revocation with our Corporate Secretary at our principal executive offices (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240); (2) submitting a new proxy at a later date by mail to our Corporate Secretary at our principal executive offices; or (3) attending the Annual Meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy). If your shares are held in a brokerage account by a bank or other nominee, you should follow the instructions provided by your broker or nominee.

Q:	How are votes counted?

A:
In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one (1) or more of the nominees. With respect to all of the proposals, if you sign and return your proxy card or broker voting instruction card without giving specific voting instructions, your shares will be voted as recommended by our Board.

Q:	Who will count the votes?

A:	David C. Wright, the Assistant Secretary of Arcadia, will work together with an independent third party to tabulate the votes and Mr. Wright will act as the inspector of the Annual Meeting.

Q:	What is the quorum requirement for the Annual Meeting?

A:
The quorum requirement for holding the Annual Meeting and transacting business at the Annual Meeting is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:	What is the voting requirement to approve each of the proposals?

A:
In the election of directors (Proposal Number 1), the two (2) persons receiving the highest number of “FOR” votes will be elected. In the authorizations for the amendments to our Restated Articles of Incorporation and 2006 Equity Incentive Plan (Proposal Numbers 2 and 3), each require the affirmative vote of holders of a majority of our outstanding voting shares.

Q:	What are broker non-votes and what effect do they have on the proposals?

A:
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because: (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares. A broker is generally entitled to vote shares held for a beneficial owner on routine matters, such as the election of our directors, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain non-routine items. Broker non-votes count for purposes of determining whether a quorum exists but do not count as entitled to vote with respect to individual proposals such as Proposals 2 and 3.

Q:	What does it mean if I receive more than one (1) proxy card or voting instruction card?

A:
It means your shares are registered in different names or are held in more than one (1) account. Please provide voting instructions for each proxy card and voting instruction card you receive to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the Annual Meeting?

A:	Arcadia will announce preliminary voting results at the Annual Meeting and will publish final results in Arcadia’s next quarterly report on Form 10-Q following the date of the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:
Arcadia will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Arcadia will provide copies of these proxy materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. In addition, Arcadia may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitations may also be made by personal interview, telephone and electronic communication by directors, officers and other employees of Arcadia, but we will not additionally compensate our directors, officers or other employees for these services.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:
You may submit proposals for consideration at future annual stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy materials for our fiscal year 2010 annual meeting of stockholders, your proposal must be received by our Corporate Secretary no later than May 21, 2010. A stockholder proposal or a nomination for director that is received after this date will not be included in our fiscal year 2010 proxy statement but will otherwise be considered at the fiscal year 2010 annual meeting of stockholders so long as it is submitted to our Corporate Secretary no earlier than July 16, 2010 and no later than August 16, 2010. We advise you to review our Bylaws, which contain this and other requirements with respect to advance notice of stockholder proposals and director nominations. Our Amended and Restated Bylaws were filed with the Securities Exchange Commission (the “SEC”) as an Exhibit 3.2 of Form 10-Q filed on November 6, 2008, which can be viewed by visiting our investor section of our website at www.ArcadiaHealthCare.com and also may be obtained by writing to the Corporate Secretary at our principal executive office (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240).

Q:	How can I get electronic access to the Proxy Statement and Annual Report?

A:	This Proxy Statement and our Fiscal 2009 Annual Report may be viewed online in the Investor section of our website at www.ArcadiaHealthCare.com.

Q:	How do I obtain a separate set of proxy materials if I share an address with other stockholders?

A:
To reduce expenses, in some cases, we are delivering one (1) set of proxy materials to certain stockholders who share an address, unless otherwise requested. A separate proxy card is included in the proxy materials for each of these stockholders. If you reside at such an address and wish to receive a separate copy of the proxy materials, including our Annual Report, you may contact Arcadia’s Corporate Secretary at our principal executive offices (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240) or by telephone at (317) 569-8234. You may also contact Arcadia’s Corporate Secretary if you would like to receive separate proxy materials in the future or if you are receiving multiple copies of our proxy materials and would like to receive only one (1) copy in the future.

Q:	How can I obtain an additional proxy card?

A:
If you lose, misplace or otherwise need to obtain a proxy card, and you are a stockholder of record, contact Arcadia’s Corporate Secretary at our principal executive office (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240) or by telephone at (317) 569-8234. If you are the beneficial owner of shares held indirectly through a bank, broker or similar institution, contact your account representative at that organization.

Q:	Whom should I call with other questions?

A:
If you have additional questions about this Proxy Statement or the Annual Meeting contact Arcadia’s Corporate Secretary at our principal executive offices (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240) or by telephone at (317) 569-8234.

GENERAL INFORMATION
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of the Company to be voted at our Fiscal 2009 Annual Meeting of stockholders to be held at the Company’s principal executive offices at 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240 on Wednesday, October 14, 2009 at 4:00 p.m. local time, or any postponement or adjournment or postponement thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy card are being first mailed to stockholders on or about September 18, 2009.
As of August 21, 2009, the established record date for the Annual Meeting, there were outstanding 161,738,399 shares of our common stock. Only holders of record of our voting securities at the close of business on such date will be eligible to vote at the Annual Meeting. The common stock is our only class of equity securities outstanding and entitled to vote at the Annual Meeting. Holders of shares of our common stock are entitled to one (1) vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held. Under our Bylaws, as amended through the date hereof, we must have present, in person or by proxy, holders of at least a majority of our common stock outstanding and entitled to vote on the matters to be considered at the Annual Meeting to constitute a quorum for the transaction of business at the Annual Meeting.
A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose reasonably relating to the Annual Meeting, at our principal executive offices (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240) during ordinary business hours for the ten (10) days immediately prior to the Annual Meeting. This list also will be available for examination during the Annual Meeting.
At the Annual Meeting, stockholders will be asked to take the following actions:
1.	To elect two (2) Class A directors to the Board, each to serve until our 2012 annual meeting or until such person shall resign, be removed or otherwise leave office (the “Board Nominees Proposal”).
2.	To consider an amendment to our Restated Articles of Incorporation to increase the number of authorized shares of our common stock (the “Authorized Share Increase Proposal”).
3.	To consider an amendment to the Company’s 2006 Equity Incentive Plan to increase the number of available shares under such plan (the “Incentive Plan Share Increase Proposal”).
4.	To consider and act upon any other proposal or business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The Board Nominees Proposal will be decided by the affirmative vote of a plurality, and the Authorized Share and Incentive Plan Share Increase Proposals will be decided by a majority of the voting rights attached to the common stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon.
Stockholders have no right under Nevada law or under the Company’s Restated Articles of Incorporation or Bylaws to appraisal rights or to dissent from the proposals outlined above.
Throughout this Proxy Statement, the terms “we,” “us,” “our” and “our company” refer to Arcadia Resources, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis and “you” and “your” refers to the stockholders of our company.
SOLICITATION AND REVOCATION OF PROXIES
Proxies in the form enclosed are being solicited by, or on behalf of, the Board. The persons named in the accompanying form of proxy card have been designated as proxies by the Board. Such persons designated as proxies serve as our officers. Any stockholder desiring to appoint another person to represent him or her at the Annual Meeting may do so by completing and executing another form of proxy and delivering it to the attention of our Corporate Secretary at our principal executive offices (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240), before the time of the Annual Meeting. It is the responsibility of the stockholder appointing such other person to represent him or her to inform such person of this appointment.

All shares of common stock represented by properly executed proxies that are returned and not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy card, it will be voted “FOR” each of the proposals described herein and set forth on the accompanying form of proxy card, and in accordance with the proxyholder’s best judgment as to any other business as may properly come before the Annual Meeting. If a stockholder appoints a person other than the persons named in the enclosed form of proxy card to represent him or her, such person will vote the shares in respect of which he or she is appointed proxyholder in accordance with the directions of the stockholder appointing him or her. Member brokerage firms of the NYSE Amex Exchange (“AMEX”) that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon the Board Nominees Proposal. Any “broker non-votes” and abstentions will be treated as shares present for purposes of determining the presence of a quorum, will be treated as votes against the Authorized Share and Incentive Plan Share Increase Proposals, but will have no effect on the vote for the Board Nominees Proposal. Any stockholder who executes a proxy card may revoke it any time before it is voted by delivering to the attention of our Corporate Secretary a written statement revoking such proxy, by executing and delivering a later dated proxy card, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy card to us shall not in and of itself constitute a revocation of such proxy.
We will bear the cost of solicitation of proxies. Our directors, officers and employees may solicit proxies, personally, by telephone, electronically or otherwise, but such persons will not be specifically compensated for such services. We may also make, through bankers, brokers, dealers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of common stock that such persons hold of record.
PROPOSALS REQUIRING YOUR VOTE
PROPOSAL NUMBER 1
(Board Nominees Proposal)
General
At the Annual Meeting, two (2) nominees will be elected Class A directors. The Nominating and Governance Committee of the Board has recommended that the full Board remain comprised of six (6) directors and that two (2) Class A directors be elected for a three (3) year term at the Annual Meeting. If elected, each of the two (2) Class A nominees will serve on the Board until the 2012 annual meeting of stockholders, or until their successors are duly elected and qualified in accordance with our Bylaws. All Class A nominees recommended for election at the Annual Meeting are current directors and are standing for re-election.
The nominees for re-election are John T. Thornton and Marvin R. Richardson. If no contrary indication is made, proxies in the accompanying form are to be voted “FOR” each of the Class A directors, or, in the event either of the Class A nominees is not a candidate or is unable to serve as a director at the time of election, for any nominee that is designated by the Board to fill such vacancy, unless the Board determines to reduce the number of directors pursuant to our Bylaws. Each nominee has consented to his nomination and neither our Board nor management has any reason to believe that either of the two (2) Class A nominees for election will be unable to serve. Other than as reported in this Proxy Statement, there are no arrangements or understandings between any nominees and any other persons pursuant to which the nominees were nominated for election as directors. Information with respect to the two (2) nominees can be found elsewhere in this Proxy Statement under the section “Board of Directors and Committees of the Board”.
Vote Required
Directors are elected by a plurality of the votes cast, so that only votes “FOR” directors are counted in determining which directors are elected. The two (2) nominees receiving the most votes “FOR” will be elected. Broker non-votes (if any) and withheld votes will be treated as shares present for the purposes of determining a quorum, but will have no effect on the vote for the election of directors.
Recommendation of Our Board
Our Board recommends a vote “FOR” the election of John T. Thornton and Marvin R. Richardson as Class A directors. Our directors (including the director nominees) and executive officers own approximately 8.71% of the voting power entitled to be cast at the Annual Meeting based upon the information contained in the section of this Proxy Statement titled “Security and Ownership of Certain Beneficial Owners and Management”. We anticipate that these directors and executive officers will cast all of their votes in favor of the proposal to elect John T. Thornton and Marvin R. Richardson as Class A directors.

PROPOSAL NUMBER 2
(Authorized Share Increase Proposal)
Overview
As previously approved by our shareholders, our Amended and Restated Articles of Incorporation currently provide that the number of shares of common stock which we are authorized to issue is 200,000,000, par value $0.001 per share. Our Board of Directors has determined that it is advisable to further amend our articles of incorporation to increase the number of authorized shares of our common stock to 300,000,000, par value $0.001. A copy of the proposed Amended and Restated Articles of Incorporation is attached hereto as Appendix A to this Proxy Statement.
If this proposal number 2 is approved by you, the additional shares of our common stock so authorized, as well as shares of our common stock currently authorized but not issued or outstanding, may be issued from time to time upon authorization of our Board of Directors, without further approval by our stockholders, unless otherwise required by applicable law, and for such consideration as our Board may determine and as may be permitted by applicable law. Our Board believes the increase in the authorized shares of our common stock is necessary to provide us with the flexibility and ability to act in the future with respect to financing programs including offerings to raise capital for debt repayment and other purposes, acquisitions, and other corporate purposes without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of our common stock may arise. Such a delay might deny us the flexibility that our Board views as important in facilitating the effective use of the securities of our company. At this time, we have no definitive need or plan to use the additional shares that would be authorized by approval of this proposal number 2. Proposal number 2 does not otherwise affect actions which the Board may take at any time without a vote of the shareholders as permitted by Nevada law.
The following table illustrates the effect of the increase in the number of authorized shares of our common stock.

	Before the Amendment	After the Amendment
Authorized	200,000,000	300,000,000
Outstanding	161,738,399	161,738,399
Reserved	8,269,555	8,269,555
Available for future issuance	30,037,046	130,037,046
The increase in authorized shares is not being proposed as a means of preventing or dissuading a change in control or takeover of our company. However, use of these shares for such a purpose is possible. Shares of our authorized but unissued common stock could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of our company or could be issued to purchasers who would support our Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares, if approved, may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful.
The additional shares of our common stock for which authorization is sought will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our common stock now authorized. Adoption of the proposed amendment to our articles of incorporation would not affect the rights of the holders of currently outstanding shares of our common stock.
The authorization of additional shares of our common stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present stockholders. However, to the extent that shares are subsequently issued to persons other than our current stockholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on our current stockholders.
As of the record date for the annual meeting, we had 161,783,399 shares of our common stock outstanding and approximately 8.3 million shares of our common stock reserved for issuance pursuant to various outstanding options and warrants to purchase our common stock.

Interest of Our Management in the Proposal
None of our directors or executive officers has any financial or other personal interest in the amendment to our articles of incorporation pursuant to this proposal.
Vote Required
The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding on the record date for the annual meeting will be required to approve this amendment to our articles of incorporation.
Recommendation of Our Board of Directors
Our Board of Directors recommends a vote FOR approval of this amendment to our articles of incorporation.
PROPOSAL NUMBER 3
(Incentive Plan Share Increase Proposal)
At the Annual Meeting of Stockholders held on September 26, 2006, shareholders ratified the Board of Directors’ approval of the Arcadia Resources, Inc. 2006 Equity Incentive Plan (the “2006 Plan” or “Equity Incentive Plan”). The text of the 2006 Plan, as proposed to be amended and restated if this Proposal Number 3 is approved by you, is set forth in Appendix B to this proxy statement, and the following discussion is qualified in its entirety by reference to Appendix B. Approval by you will constitute a ratification of an amendment of the 2006 Plan adopted, subject to shareholder approval, by the Company’s Board of Directors on January 27, 2009.
Overview
The purpose of the 2006 Plan is to make available a means of compensation to employees of the Company and its subsidiaries which encourages and enables the acquisition of a personal proprietary interest in the Company by employees upon whose judgment and interest the Company and its subsidiaries are largely dependent for the successful conduct of their operations. It is anticipated that the acquisition of such a proprietary interest in the Company will stimulate the efforts of these employees on behalf of the Company and its subsidiaries, and strengthen their desire to remain with the Company and its subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Company and its subsidiaries to attract and retain desirable personnel.
The 2006 Plan provides for grants of incentive stock options, non-qualified stock options, stock appreciation rights and restricted shares (collectively “Awards”). The 2006 Plan will terminate and no more Awards will be granted after August 2, 2016, unless terminated by the Board of Directors sooner. The termination of the 2006 Plan will not affect previously granted Awards. Currently, the total number of shares of Common Stock that may be issued pursuant to Awards under the 2006 Plan may not exceed an aggregate of 2.5% of the Company’s authorized shares of common stock as of September 26, 2006. At that time, the Company’s authorized number of shares was 200 million, resulting in a limit on the number of shares available for issuance under the Plan of 5 million shares. If Proposal Number 2 described above is approved by the shareholders, the maximum number of shares which may be issued under the Plan will increase to 7.5 million shares. If this Proposal Number 3 is also approved by shareholders, thereby ratifying the amendment adopted by the Board, the 2006 Plan will provide that the total number of shares of Common Stock that may be issued pursuant to Awards may not exceed 5.0% of the Company’s authorized shares of common stock as of the date of adoption, thereby increasing the maximum number of shares which may be issued to 15 million shares. If this Proposal is approved, but Proposal Number 2 is not approved, the number of shares which may be issued may not exceed 10 million shares. Awards may be either treasury shares or authorized and unissued shares. As of the close of business on August 21, 2009, the price of a share of Common Stock on the NYSE American Stock Exchange was $0.76.
All non-employee directors, executive officers and employees of the Company and its subsidiaries are eligible to receive Awards under the 2006 Plan. As of July 31, 2009, the Company and its subsidiaries had approximately 3,300 employees.
Administration; Other Limitations
The 2006 Plan is administered by the Board or Directors or by a compensation committee of the Board of Directors, if established. Awards may be granted under the 2006 Plan to such employees of the Company and its subsidiaries, as well as directors, officers and other persons, as the Board may determine.

To the extent that (i) an Award is paid, settled or exchanged or expires, lapses, terminates or is cancelled for any reason without the issuance of shares, (ii) any shares under an Award are not issued because of payment or withholding obligations or (iii) restricted shares revert back to the Company prior to the lapse of the restrictions or are applied by the Company for purposes of tax withholding obligations, then the Company may also grant Awards with respect to such shares. Awards payable only in cash or property other than shares do not reduce the aggregate remaining number of shares with respect to which Awards may be made under the 2006 Plan and shares relating to any other Awards that are settled in cash or property other than shares, when settled, shall be added back to the aggregate remaining number of shares with respect to which Awards may be made under the 2006 Plan. Any shares with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, shall not count against the shares available to be delivered pursuant to Awards under the 2006 Plan. No single employee may be issued Awards during any one calendar year that have a fair market value greater than $100,000, in the case of incentive stock options. In the event of any dividend or other distribution whether in the form of cash, shares, other securities or other property, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, separation, spin-off, combination, repurchase, share exchange, recapitalization, liquidation, dissolution or other similar corporate transaction or event that affects shares such that an adjustment is determined by the Board of Directors to be appropriate under the 2006 Plan (each, a “Capital Adjustment”), then the number of shares issuable under the 2006 Plan in the aggregate and to any particular employee shall be adjusted to reflect such transaction.
Awards
Under the 2006 Plan, the Company may grant options and stock appreciation rights, which shall be exercisable at a price determined by the Board of Directors on the date of the Award grant, which price may be less than the fair market value of a share of Common Stock on the date the option or stock appreciation right is granted. Such options and stock appreciation rights may be exercised for a term no longer than ten years from the date of grant. An award agreement may provide that, in the event the participant dies while the option or stock appreciation right is outstanding, the option or stock appreciation right will remain outstanding for 12 months following the participant’s death, but in no event beyond the term of the option or stock appreciation right. Upon its exercise, a stock appreciation right will be settled (and an option may be settled, in the Board’s discretion) for an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price of the stock appreciation right (or option).
The Company may also grant restricted shares. A restricted share is a share of Common Stock that is registered in the participant’s name, but that is subject to certain transfer and/or forfeiture restrictions for a period of time as specified in the participant’s award agreement. The recipient of a restricted share will have the rights of a shareholder, subject to any restrictions and conditions specified by the Board of Director’s in the recipient’s award agreement. Notwithstanding the previous sentence, unless the Board determines otherwise, all ordinary cash dividends paid upon any restricted share prior to its vesting may, at the discretion of the Board, be retained by the Company for the account of the relevant participant and upon vesting will be paid to the relevant participant.
Under the 2006 Plan, the Board of Directors has the authority, in its discretion, to add conditions to the vesting of any Award that relate to performance and/or continued employment. The Board has the authority to equitably adjust the terms of any outstanding Awards under the 2006 Plan for any Capital Adjustment pursuant to which it determines an adjustment is appropriate.
Amendment; Termination
The Board of Directors may discontinue the 2006 Plan at any time and from time to time may amend or revise the terms of the 2006 Plan or any award agreement, except that it may not make any amendment or revision in a manner unfavorable to a participant (other than if immaterial), without the consent of the participant or make any of the following amendments or revisions without the approval of the stockholders of the Company: (i) increase the number of Shares available for issue under the 2006 Plan (except as provided in the 2006 Plan); (ii) extend the term of the 2006 Plan or the period during which Awards may be granted or exercised; (iii) reduce the exercise price, in the case of an incentive stock option, below 100% (110% in the case of a 10% Holder) of the fair market value of the shares which are the subject of such stock option at the time of the grant, other than to change the manner of determining the fair market value of such shares; (iv) modify the requirements as to eligibility for participation in the 2006 Plan; and (v) amend the 2006 Plan in any respect which would cause any stock options to no longer qualify as incentive stock options.
Consent of a participant shall not be required in respect of any adjustment (even if unfavorable to a participant and not immaterial) made in the light of a Capital Adjustment unless the terms of the relevant award agreement provide for specific terms in the case of a Capital Adjustment.

U.S. Federal Tax Implications of Options and Stock Appreciation Rights
The following summary generally describes the principal Federal (but not state and local) income tax consequences of the issuance and exercise of options and stock appreciation rights under the 2006 Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or the Company. The provisions of the Internal Revenue Code and the regulations there under relating to these matters are complex and subject to change and their impact in any one case may depend upon the particular circumstances.
An employee will generally not realize any income when an incentive stock option is granted under the 2006 Plan or when such an option is exercised, and the Company will not be entitled to a deduction with respect to the grant or exercise of such an option. The difference between the fair market value of the shares acquired upon the exercise of an incentive stock option and the exercise price of the shares subject to the option at the time of exercise is an item of tax preference which may result in the employee being subject to the alternative minimum tax. If the employee holds the shares acquired under an incentive stock option for at least two years from the date the option is granted and at least one year from the date of exercise of the option, any gain realized by the employee when the shares are sold will be taxable as capital gain. If the holding periods are not satisfied, the employee will realize ordinary income in the year of the disposition of the shares in an amount equal to the excess of the fair market value of such shares on the date of exercise (or the proceeds of the disposition, if lower) over the option price. Any remaining gain will generally be capital gain. If an incentive stock option is settled by the Company in cash, shares or a combination thereof, the employee will recognize ordinary income at the time of settlement equal to the fair market value of such cash, shares or combination thereof.
A participant will not realize any income, and the Company will not be entitled to a deduction, at the time that a non-qualified stock option or stock appreciation right is granted or vests under the 2006 Plan. Upon exercising a non-qualified stock option or stock appreciation right, an employee will realize ordinary income in an amount equal to the excess of the fair market value on the exercise date of the shares subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right. In the case of options, the participant will have a basis in the shares received as a result of the exercise, for purposes of computing capital gain or loss, equal to the fair market value of those shares on the exercise date and the employee’s holding period in the shares received will commence on the day following the date of exercise. The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income (not as capital gain) by the participant in connection with the exercise of a non-qualified option or stock appreciation right. The Company generally is not entitled to a tax deduction with respect to any amount that represents compensation in excess of $1 million paid to “covered employees” that is not “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code. Under current regulations interpreting Section 162(m), the grant by a committee of “outside directors” of at-or above-the-money options or stock appreciation rights under a stockholder approved plan that expressly limits the amount of grants that can be made to any individual participant over a specified period of time is considered “qualified performance-based compensation.”
Awards granted under the 2006 Plan may be subject to Internal Revenue Code Section 409A and related regulations and other guidance. Code Section 409A imposes certain requirements on compensation that is deemed under Code Section 409A to be deferred compensation. If Code Section 409A is deemed to apply to the 2006 Plan or any Award, and the 2006 Plan and Award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the Award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. Subject to Code Section 162(m) and certain reporting requirements, the Company will be entitled to an income tax deduction with respect to the amount of compensation includable as income to the participant. The Company does not undertake to have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Amended Plan Benefits
The amount of each participant’s future Awards will be determined based on the discretion of the Board of Directors and therefore cannot be calculated. The following table sets forth the number of awards that were received by the persons and groups named below during the 2009 fiscal year, subject to shareholder approval of the amendment described in this Proposal:

	Dollar	Number of	Number of
Name and Position	Value($) (1)	Options (2)	Restricted Shares (3)

Marvin R. Richardson	$552,000	1,200,000	0
Matthew R. Middendorf	$153,334	333,334	0
Steve L. Zeller	$138,000	300,000	0
All Executive Officers	$843,334	1,833,334

All Directors who are not Executive Officers	$0	0	0
All Employees who are not Executive Officers	$193,200	420,000	0

(1)
This information is presented as of September 18, 2009. The fair value of these stock option awards was based on the same fair value of the stock as on April 4, 2008 for these same recipients for the first annual portion of their three year awards. The estimated Dollar value is the compensation expense to be recognized over the vesting periods occurring annually on March 31, 2010 and March 31, 2011. Assumptions used in calculating the stock option amounts are included in footnote 11 to our audited financial statements for the year ended March 31, 2009 in our Annual Report on Form 10-K filed with the SEC on July 14, 2009.

(2)	See “Executive Compensation Tables — Option/SAR Grants in Last Fiscal Year” below for additional information.

(3)	See “Executive Compensation Tables — Summary Compensation Table” below for additional information.
Other Equity Compensation Plans
The information regarding plans and other arrangements not subject to security holder action required by Item 201(d) of Regulation S-K is set forth under the caption Equity Compensation Plan Information.
Interest of Our Management in the Proposal
None of our directors nor executive officers has any financial or other personal interest in the 2006 Plan, except to the extent that in the future, our directors and executive officers, as well as other Company employees, may be granted securities pursuant to the terms of the 2006 Plan.
Vote Required
The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date for the annual meeting will be required to approve this amendment to our articles of incorporation.
Recommendation of Our Board of Directors
Our Board of Directors recommends a vote FOR approval of this proposal to ratify the 2006 Plan amendment.
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
The full Board currently consists of six (6) directors. Our articles of incorporation provide for the classification of the Board into three (3) classes, with staggered terms of office and provides that upon expiration of the term of office of a class of directors, nominees for such class shall be elected for a term of three (3) years or until their successors are duly elected and qualified.

The current members of the Board, and the committees of the Board on which they serve, are identified below:

									Nominating and
					Audit		Compensation		Governance
Name	Age	Position	Class	Director Since	Committee		Committee		Committee
Marvin R. Richardson	52	President, Chief Executive Officer & Director	A	April 5, 2007	—		—		—
John T. Thornton	71	Director	A	June 15, 2004		**	—			*
Peter A. Brusca, M.D.	68	Director	C	July 1, 2006		*		**	—
Joseph Mauriello	64	Director	B	March 1, 2007		*	—			**
Russell T. Lund, III	48	Director	C	April 1, 2007	—			*		*
Daniel Eisenstadt	39	Director	B	May 24, 2007		*		*	—

*	Member

**	Chair
Mr. Richardson does not qualify as an independent director, therefore he does not participate on any committee of the Board. Mr. Thornton, Dr. Brusca, Mr. Mauriello, Mr. Eisenstadt and Mr. Lund were elected to the Board by the stockholders of the Company. Mr. Richardson was appointed by the members of the Board to fill a vacancy on the Board. Mr. Thornton and Mr. Richardson are nominees for election to the Board by the stockholders at the Annual Meeting.
Set forth below is a brief description of the background of each of our directors, based on information provided to us by them.
Marvin R. Richardson. Marvin R. Richardson is President and Chief Executive Officer of Arcadia Resources, Inc. He joined Arcadia in February 2007 when, as co-founder and CEO of Minneapolis, Minnesota based PrairieStone Pharmacy, LLC (“PrairieStone”), he completed the sale of PrairieStone to Arcadia. Richardson is a 33-year veteran of health care and retail pharmacy services. He worked for the Walgreen Company for ten (10) years beginning in 1979 before co-founding Low Cost Health Care, where he was President and CEO for 11 years. In 2000, he joined Rite Aid Corporation as part of a newly formed management team focused on the turn-around of its operations. He served as Senior Vice President, Pharmacy Operations and was responsible for pharmacy operations and pharmacy technology for 3,600 pharmacies in the Rite Aid drug chain. In 2003, he co-founded PrairieStone. PrairieStone was formed to focus on the implementation of automation designed to allow the pharmacist more time for patient interaction. The company was named “Chain of the Year” by Drug Topics magazine in 2005. Richardson is a 1980 graduate of Purdue University in West Lafayette, Indiana, where he earned his Bachelor of Science degree in Pharmacy. He received the Pharmacy Distinguished Alumni Award in 2008, serves on the Purdue University School of Pharmacy Dean’s Advisory Council, The Purdue University Foundation Board and is on the Board of Directors for the Mental Health America of Indiana Association. He has been an advisor to several major government leaders on healthcare policy, including Vice President Dan Quayle and Mr. Stephen Goldsmith, former Mayor of Indianapolis, Indiana and current Indiana Governor Mitch Daniels.
John T. Thornton. Mr. Thornton owns and manages J.T. Investments, Inc., a real estate development and investment company. Mr. Thornton was a member of the board, and the compensation, audit and finance committees of XL Capital Ltd. (NYSE: XL), an insurance, reinsurance and financial products company until April 2009. From 1987 to 1999, Mr. Thornton served as executive vice president and chief financial officer of Norwest Corporation (now Wells Fargo). From 1984 to 1987, Mr. Thornton was senior vice president and controller of Norwest Corporation. Mr. Thornton received a law degree from St. John’s University and was admitted to the New York State Bar in 1972. Mr. Thornton became a Certified Public Accountant in 1964.
Peter A. Brusca, M.D. Dr. Brusca is a physician who practiced otolaryngology in the Chicago, Illinois area through 2004. Dr. Brusca earned his medical degree in 1967 from Loyola University Stritch School of Medicine. He earned his Bachelor of Science Degree in 1963 from Loyola University, Chicago. He is certified by the American Board of Otolaryngology, and is a Fellow of the American College of Surgeons, American Academy of Otolaryngology Head and Neck Surgery, and other professional organizations. Dr. Brusca also is a board member, executive & audit committee member and chairman of the investment committee of ISMIE Mutual Insurance Company located in Chicago, Illinois.

Joseph Mauriello. Mr. Mauriello retired in 2006 as Deputy Chairman & COO of KPMG, LLP after 40 years with the accounting firm. He was responsible for its day-to-day operations and financial affairs. As Deputy Chairman, he also chaired the firm’s Management Committee. In addition, Mr. Mauriello was COO for the Americas Region and member of the Boards of KPMG LLP and KPMG Americas. After joining KPMG in 1965, he held a series of leadership positions and serviced some of the firm’s most prestigious global clients. Prior to his most recent position, he was a member of the Board of Directors of KPMG from 1990 to 1994 and Partner in Charge of the firm’s Financial Institution Practices from 1987 to 1996. In addition, Mr. Mauriello serves on the Board of Directors of XL Capital Ltd. (NYSE:XL), the Board of Trustees of the Fidelity Funds, the Board of Overseers of the School of Risk Management, Insurance and Actuarial Sciences of the Peter J. Tobin College of Business at St. John’s University, the Board of Directors of the Alliance for Lupus Research, New York, NY and the Board of Trustees of the St. Barnabas Medical Center and Health System, Livingston, NJ.
Russell T. Lund, III. Mr. Lund is the Chairman and Chief Executive Officer of Lund Food Holdings, Inc., which owns and operates the Lunds and Byerly supermarkets in Minnesota and two (2) manufacturing facilities and a distribution center which support the store operations. Mr. Lund joined the family business in 1985 and held various positions before being named Chairman and Chief Executive Officer in 1991. Mr. Lund is a member of the Board of the Food Marketing Institute. In addition, he is a trustee for the Russell T. Lund Charitable Trust.
Daniel Eisenstadt. Mr. Eisenstadt began his career as a corporate lawyer in the New York office of Fulbright & Jaworski, L.L.P., with a practice focused on securities offerings and mergers and acquisitions. He then served as Vice President and founding Executive Director of the Auschwitz Jewish Center Foundation from 1998 to 2002. In addition, Mr. Eisenstadt has been involved in several entrepreneurial ventures. Since August 2009, Mr. Eisenstadt is a partner with MDM Equity Partners LLC. From 2004 until August 2009, Mr. Eisenstadt served as Director of Private Equity at CMS Companies, an investment fund based in Philadelphia. He is a member of the Investment Committee of Quad Partners II, serves on the Board of Directors of Beckfield College LLC, and serves as an observer on the boards of HB&G Building Products Inc. and High Response Holdings LLC. Mr. Eisenstadt received a B.A. from Clark University with a major in International Relations, a J.D. from the University of Virginia School of Law and an MBA from Harvard Business School. Mr. Eisenstadt was a Raoul Wallenberg Scholar in International Affairs at the Hebrew University of Jerusalem.
GOVERNANCE OF THE COMPANY
Corporate Governance Guidelines
The Board sets high standards for our employees, officers and directors. Implicit in this philosophy is the importance of sound corporate governance. All of our corporate governance materials, including the charters of our various committees of the Board and our Code of Ethics and Conduct are available in the Investor section of our website at www.ArcadiaHealthCare.com. Such documents are also available in print to any stockholder who requests it. Stockholders may send a written request for such documents to the attention of the Corporate Secretary of Arcadia Resources, Inc., 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240. The Board regularly reviews corporate governance developments and modifies our corporate governance materials as warranted. We will post any modifications to our corporate governance materials on our website.
Director Independence
It is the policy of the Board that a substantial majority of its members be independent from management and the Board has adopted director independence guidelines that meet the listing standards of NYSE Amex and the independence standards under the applicable rules and regulations of the SEC. In accordance with our corporate governance guidelines, the Board undertook its annual review of director independence during Fiscal 2009. The Board considered any and all commercial and charitable relationships of directors, including transactions, arrangements and relationships between us and each director or any member of his or her immediate family. Following this review, the Board determined, by applying the independence standards contained in Part 8 of the AMEX Listed Company Manual and the independence standards under the applicable rules and regulations of the SEC, that each of Peter A. Brusca, M.D., Daniel Eisenstadt, Russell T. Lund III, Joseph Mauriello and John T. Thornton, is independent of us and our management in that none has a direct or indirect material relationship with our Company. Marvin R. Richardson is not considered an independent director because he currently serves as the Chief Executive Officer and President of the Company and receives compensation from the Company for being an executive officer of the Company.

Nomination and Qualifications of Directors
The Nominating and Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the Board for nomination. The Nominating and Governance Committee does not solicit director nominations but will consider stockholder recommendations sent to the attention of the Chairman of the Nominating and Governance Committee of Arcadia Resources, Inc., 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240. Stockholders’ nominations for directors must be made in writing and contain a sufficient description of the qualifications and background of the candidate to enable the Nominating and Governance Committee to assess his or her qualifications. The Board, with the assistance of the Nominating and Governance Committee, is responsible for reviewing, on an annual basis, the requisite skills and characteristics of members of the Board. This assessment includes an evaluation of the independence, business, strategic and financial skills of each director and how each director’s overall experience relates to the needs of the Board as a whole.
Communications with the Board
Stockholders and other interested parties may communicate directly with the Board or the non-management directors, individually or as a group, by sending written correspondence to the attention of the Chairman of the Nominating and Governance Committee of Arcadia Resources, Inc., 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240. Additional methods of communicating with the Board are disclosed in our Code of Ethics and Conduct, which is available in the Investor section of our website at www.ArcadiaHealthCare.com. All such communications will be forwarded to the Board or its members as requested in the communication. Communications that relate to our accounting, internal accounting controls or auditing matters are referred to the Chairman of the Audit Committee.
Meetings of the Board and its Committees
During Fiscal 2009, the Board met twelve (12) times and acted by written consent five (5) times. Each director attended at least 75% of all meetings of the Board and 50% of all meetings of the committees on which he served. Board and committee meetings are scheduled generally nine (9) to twelve (12) months in advance and are scheduled without regard to anticipated releases or other major announcements by the Company. We do not have a policy with regard to attendance by our board members at the annual meetings of stockholders, however, we encourage all of our directors to attend, either in person, by telephone or by other similar means of live communication (including video conference or webcast). At our last annual meeting of Stockholders held in September 2008, all six (6) directors attended either in person or by teleconference.
Committees of the Board
The Board has three (3) standing committees to facilitate and assist the Board in the execution of its responsibilities. The current committees are the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.
Audit Committee
The Audit Committee currently consists of John T. Thornton (Chair), Peter A. Brusca, M.D., Joseph Mauriello and Daniel Eisenstadt. During Fiscal 2009, the Audit Committee met four (4) times and acted by written consent one (1) time. The Board has determined that each of John T. Thornton, Peter A. Brusca, M.D., Joseph Mauriello and Daniel Eisenstadt meets the independence standards of AMEX for audit committee members and the independence standards under the applicable rules and regulations of the SEC. The Board has also determined that Mr. Thornton satisfies the requirements for serving as an “audit committee financial expert” and has designated Mr. Thornton as our audit committee financial expert.
The Audit Committee has adopted a charter which is attached hereto as Exhibit A and is also available in the Investor section of our website at www.ArcadiaHealthCare.com. The Audit Committee reviews and reassesses the adequacy of its charter annually and recommends any proposed changes to the Board for approval.
The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to:
•	The accounting and financial reporting processes and systems of internal accounting and financial controls;
•	The effectiveness of our internal controls;
•	The integrity of our financial statements;
•	The annual independent audit of our financial statements;
•	The engagement of our independent auditor;

•	The evaluation of the independent auditor’s function;
•
The compliance with legal and regulatory requirements, including disclosure controls and procedures, management’s report on internal controls over financial reporting and the report required by SEC rules to be included in this Proxy Statement; and

•	The policies, practices and compliance regarding our Code of Ethics and Conduct.
In addition, the Audit Committee provides an avenue for communication between our independent registered public accounting firm and the Board. The Audit Committee has the sole authority to employ our independent registered public accounting firm, and to approve any proposed non-audit work to be conducted by our independent registered public accounting firm. The Audit Committee is expected to regularly review the independent registered public accounting firm’s work plan, staffing comments, invoices and work product.
The Audit Committee Report is included in a later section of this Proxy Statement.
Compensation Committee
The Compensation Committee consists solely of independent directors and the Compensation Committee charter is available in the Investor section of our website at www.ArcadiaHealthCare.com. The Compensation Committee reviews and reassesses the adequacy of its charter periodically and recommends any proposed changes to the Board for approval.
The Compensation Committee currently consists of Peter A. Brusca, M.D. (Chair), Daniel Eisenstadt and Russell T. Lund, III. During Fiscal 2009, the Compensation Committee met seven (7) times and acted by written consent two (2) times. The Board has determined that each of Peter A. Brusca, M.D., Daniel Eisenstadt and Russell T. Lund, III meet the independence standards of AMEX for compensation committee members and the independence standards under the applicable rules and regulations of the SEC.
The Compensation Committee’s responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:
•
Annually review and approve the Company’s corporate goals and objectives relevant to the Chief Executive Officer and to evaluate his or her performance in light of such goals and objectives and determine and approve changes in the Chief Executive Officer’s compensation level based on this evaluation;

•
Annually review, and approve changes in, executive officer compensation, including: (i) annual base salary levels; (ii) annual incentive compensation levels; (iii) long-term incentive compensation levels; (iv) employment agreements, severance agreements and change of control agreements/provisions; and (v) any supplemental or special benefits;

•	Identify any performance measures to be used in executive and management incentive plans, and the levels of performance for which incentive compensation is paid;
•	Administer the Company’s incentive compensation plans and equity based-plans as in effect and as adopted from time to time by the Board;
•	Approve any new equity compensation plan or any material change to an existing plan where stockholder approval has not been obtained;
•	Provide oversight regarding the Company’s retirement, welfare and other benefit plans, policies and arrangements; and
•
Approve any stock option award or any other type of award as may be required for complying with any tax, securities or other regulatory requirement, or otherwise determined to be appropriate or desirable by the Compensation Committee or Board.

Please see the Compensation Discussion and Analysis section of this Proxy Statement for a description of the processes and procedures for considering and determining executive officer compensation. The Compensation Committee Report follows the Compensation Discussion and Analysis included in this Proxy Statement.

Nominating and Governance Committee
The Nominating and Governance Committee, consists solely of independent directors and its charter is available in the Investor section of our website at www.ArcadiaHealthCare.com. The Nominating and Governance Committee reviews and reassesses the adequacy of its charter periodically and recommends any proposed changes to the Board for approval.
The Nominating and Governance Committee consists of Russell T. Lund, III, Joseph Mauriello (Chair) and John T. Thornton. The Board has determined that each of Russell T. Lund, III, Joseph Mauriello and John T. Thornton meet the independence standards of AMEX and the independence standards under the applicable rules and regulations of the SEC. The Nominating and Governance Committee met two (2) times and acted by written consent one (1) time during Fiscal 2009.
The Nominating and Governance Committee’s responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:
•	Monitor the size and composition of the Board and committees of the Board;
•	Consider and make recommendations to the Board with respect to the nominations or elections of directors of the Company;
•
Identify individuals believed to be qualified as candidates to serve on the Board and select, or recommend that the Board select, the candidates for all directorships to be filled by the Board or by the stockholders at an annual or special meeting;

•	Solicit periodic input from the Board and conduct a review of the effectiveness of the structure and operations of the Board;
•	Make recommendations to the Board concerning the appointment and removal of directors to committees of the Board and suggest rotations for chairpersons of committees;
•
Make recommendations to the Board regarding committee member qualifications, committee structure and operations, delegated responsibilities of the committees and revisions to the charter of each Board committee;

•	Evaluate and recommend any revisions to Board and committee meeting policies and logistics;
•	Administer the annual self-evaluation by the Board, share the evaluation results with the full Board and lead Board discussions and analysis thereof;
•	Develop orientation materials for new directors and corporate governance-related continuing education for all Board members;
•
Implement, evaluate and monitor compliance of the Company’s Code of Conduct and Ethics, promptly inform the Board of any non-compliance and make recommendations to the Board regarding any revisions to the Code from time to time as appropriate;

•	Establish, implement and monitor the processes for effective communication between the Company’s stockholders and members of the Board;
•	Establish, implement and monitor the processes for consideration of stockholder proposals properly submitted in accordance with the provisions of the Bylaws;
•	Review all stockholders proposals properly submitted to the Company in accordance with any applicable provisions of the Bylaws and recommend to the Board appropriate action on each such proposal;
•	Advise the Board periodically with respect to significant developments in the law and practice of corporate governance and make recommendations to the Board on all matters of corporate governance;
•	Review the Company’s compliance with the AMEX corporate governance listing requirements;
•	Oversee the management continuity process; and
•	Make recommendations to the Board with respect to outside director compensation.
The Nominating and Governance Committee may use various means to identify director candidates, including recommendations from existing Board members and management. Candidates are not evaluated on the basis of any specific minimum qualifications. In selecting candidates, the Nominating and Governance Committee relies on all relevant factors regardless of the source of the candidate’s nomination. Some of the factors on which the Nominating and Governance Committee relies in selecting candidates include, without limitation: personal characteristics, including personal and professional ethics and integrity; expertise useful to the Company and complementary to the background and experience of the existing directors; willingness to represent the best interest of stockholders and objectively appraise management performance; and diversity in personal background, such as gender, age and nationality. The Nominating and Governance Committee examines the candidate’s qualifications in light of the portfolio of skills, experience, perspective and background required for the effective functioning of the Board, taking into consideration the Company’s strategy, and its regulatory and market environments. While the Nominating and Governance Committee does not solicit director nominations from stockholders, it will evaluate candidates recommended by stockholders in the same manner as candidates identified by our officers, the Nominating and Governance Committee or other members of our Board.

Code of Ethics and Conduct
We have adopted a Code of Ethics and Conduct that applies to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics and Conduct is available in the Investor section of our website at www.ArcadiaHealthCare.com. In addition, any waivers of compliance granted by the Board with respect to our Code of Ethics and Conduct are available in the Investor section of our website at www.ArcadiaHealthCare.com.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serve as members of the board of directors or compensation committee of any entity that has an executive officer serving as a member of our Board or Compensation Committee.
Certain Transactions and Relationships
Information about transactions involving related persons is assessed by the independent Audit Committee of the Board. Related persons include the Company’s directors and executive officers, as well as the immediate family members of directors and executive officers. If the determination is made that a related person has a material interest in any Company transaction, then the Company’s Audit Committee would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with SEC rules. If the related person at issue is a director of the Company or a family member of a director, then that director would not participate in those discussions. In general, the Company is of the view that the following transactions with related persons are not significant to investors because they take place under the Company’s standard policies and procedures: (i) the sale or purchase of products or services in the ordinary course of business and on an arms’-length basis; and (ii) the employment by the Company where the compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies.
Outlined below are certain related party transactions that have been reviewed and approved by the Company’s Audit Committee during Fiscal 2009 or prior to Fiscal 2009:
Russell T. Lund, III has minority ownership interests in each of Lunds, Inc. and LFHI Rx, LLC and serves as the Chairman and CEO of Lunds, Inc. These two entities held an ownership interest in PrairieStone prior to its acquisition by the Company. Lunds, Inc. and LFHI Rx, LLC received 2,400,000 shares of Company common stock at the closing of the transaction and an additional 47,437 shares in February 2008 due to a stock price guarantee provision relating to the acquisition. Immediately prior to Company’s acquisition of PrairieStone, PrairieStone closed on the sale of the assets of fifteen retail pharmacies located within grocery stores owned and operated by Lunds, Inc. and Byerly’s, Inc. to Lunds, Inc., which transaction included execution of a five-year Management Services Agreement and a five-year Licensed Services Agreement between Lunds, Inc. and PrairieStone. Under the terms of the Management Services Agreement, PrairieStone provided such services that were appropriate for the day-to-day management of the pharmacies. In conjunction with these two agreements, the Company recognized $27,000 and $64,000 in revenue during the three-month periods ended June 30, 2009 and 2008, respectively. The Asset Purchase Agreement with Lunds also included a “post-closing risk-share” clause whereby PrairieStone will pay Lunds 50% of the first two years’ losses, if any, up to a cumulative total loss of $914,000. $457,000 was accrued during the fiscal 2007. In March 2009, the Company entered into an Override Agreement with Lunds whereby the Company agreed to pay the post-closing risk-share balance of $457,000 with an initial payment of $50,000 and then eleven monthly equal installments plus interest through February 2010. As of June 30, 2009, the remaining principal balance is $296,000. The Override Agreement also terminated the Management Services Agreement and provided for the granting of 100,000 shares of the Company’s common stock to Lunds.
Daniel Eisenstadt was formerly the Director of Private Equity of CMS Companies. Entities affiliated with CMS Companies purchased 4,201,681 shares of the Company’s common stock for $5,000,000 as part of the May 2007 private placement. In addition, these entities received 1,050,420 warrants to purchase shares of common stock at $1.75 per share for a period of seven years. These warrants were converted to 1,050,420 shares of common stock in conjunction with the March 25, 2009 debt refinancing.
Steven L. Zeller has a beneficial ownership interest in an affiliated agency and thereby has an interest in the affiliate’s transactions with the Company, including the payments of commissions to the affiliate based on a specified percentage of gross margin. The affiliate is responsible to pay its selling, general and administrative expenses. Commissions totaled $212,000 for the three-month period ended June 30, 2009 and commissions totaled $1.4 million in Fiscal 2009. In addition, the Company has an agreement with this affiliate, which is terminable under certain circumstances, to purchase the business under certain events, but in no event later than 2011.

Certain Information about Insurance and Indemnification
The Company has renewed its directors and officers indemnification coverage. This insurance covers directors and officers individually where exposures exist other than those for which the Company is able to provide direct or indirect indemnification.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own beneficially more than ten percent (10%) of the common stock, to file reports of ownership and changes of ownership with the SEC. Copies of all filed reports are required to be furnished to us. Otherwise, based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, together with all written representations received by us from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act timely filed all such required reports during and with respect to Fiscal 2009.
Stockholder Communication with the Board
A stockholder who wishes to communicate directly with the Board or with any director may send the communication, addressed to the Board or to the individual director, to the Company’s principal executive offices (9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240) and the communication will be forwarded to the Board or the director(s) to whom it is addressed, as applicable.
EXECUTIVE OFFICERS
The following table sets forth the names, titles and ages of our executive officers as of September 18, 2009:

Name	Age	Position(s)	Served as Officer Since
Marvin R. Richardson	52	President, Chief Executive Officer and Director	February 2007
Matthew R. Middendorf	39	Chief Financial Officer and Treasurer	February 2008
Steven L. Zeller	52	Chief Operating Officer	September 2007
Set forth below is a brief description of the background of each of our executive officers, based on information provided to us by them, all of whom serve on the Executive Committee of the Company:
Marvin R. Richardson. See the section of this Proxy Statement titled “Board of Directors and Committees of the Board” for Mr. Richardson’s biographical data.
Matthew R. Middendorf. Mr. Middendorf joined the Company on February 1, 2008 as Chief Financial Officer and Treasurer. Mr. Middendorf started his career with the Company in January 2007 by working as a financial consultant to the Company, providing day-to-day financial and accounting support to the Interim CFO and working on special projects for the Chief Executive Officer. He has responsibility for internal and external reporting, planning and analysis and corporate and business unit accounting. From 2004 to 2006 Mr. Middendorf served as the Corporate Controller and Director of Financial Reporting for Workstream, Inc., a publicly-traded software company. Prior to his time with Workstream, he worked in public accounting for more than a decade, most recently with Grant Thornton in its Seattle office. Mr. Middendorf has significant experience working with mid-size companies in the technology, healthcare and banking industries. Mr. Middendorf holds a Bachelor of Science Degree in Accountancy from the University of Illinois and passed the CPA Exam in 1992.
Steven L. Zeller. Mr. Zeller, the Chief Operating Officer, joined the Company in September 2007 as part of the Executive Committee. Mr. Zeller is responsible for managing the Company’s day-to-day operations that are reported to the Board and Chief Executive Officer. From 2006 to September 2007, Mr. Zeller was President of BestCare Travel Staffing, LLC, an Arcadia affiliate providing travel nursing and allied health services, a position he held until February 2009. Prior to becoming an Arcadia affiliate in 2006, Mr. Zeller served as a division president for SPX Corporation from 2003 to 2005 and was employed for 18 years at Cummins, Inc., where he last served as Vice President and Managing Director for a European-headquartered power generation subsidiary. He received his Juris Doctor degree from Indiana University in 1981 where he graduated Summa Cum Laude, and received a B.A. in Economics from The College of William and Mary in 1978.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Our common stock is the only class of our voting securities presently outstanding. The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of June 30, 2009 by: (a) each person known by us to beneficially own five percent (5%) or more of the outstanding shares of such class of stock, based on filings with the SEC and certain other information; (b) each of our named executive officers, as defined in Item 402(a) of Regulation S-K (the “Named Executive Officers”), including the Chief Executive Officer, Chief Financial Officer and the individuals listed in the Summary Compensation Table contained in this Proxy Statement; (c) our directors; and (d) all of our current Named Executive Officers and directors as a group. Except as otherwise indicated in the notes to the following table, we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners, and the address for each beneficial owner listed in the table, except where otherwise noted, is c/o Arcadia Resources, Inc., 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240.
On June 30, 2009, there were 161,291,415 shares of our common stock outstanding. Except as noted, all information with respect to beneficial ownership has been furnished by the respective director, Named Executive Officer or beneficial owner of more than five percent (5%) of our common stock, or is based on filings with the SEC. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the common stock has been determined for this purpose in accordance with the Exchange Act which provides, among other things, that a person is deemed to be the beneficial owner of the common stock if that person, directly or indirectly, has or shares voting power or investment power with respect to such stock or has the right to acquire such ownership within 60 days. Accordingly, the amounts shown in the table do not purport to represent beneficial ownership for any purpose other than compliance with SEC reporting requirements. Further, beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of our common stock.

Name and Address of	Amount and Nature of		Percent
Beneficial Owner	Beneficial Owner		of Class

CURRENT OFFICERS:
Marvin R. Richardson	2,820,526	(1)	1.74%
Matthew R. Middendorf	292,917	(2)	*
Steven L. Zeller	283,500	(3)	*
John J. Brady	745,094	(4)	*

FORMER OFFICERS:
Michelle M. Molin	150,000	(5)	*

DIRECTORS:
Peter A. Brusca, M.D.	275,536	(6)	*
Daniel Eisenstadt	5,481,072	(7)	3.40%
Russell T. Lund III	3,375,144	(8)	2.09%
Joseph Mauriello	404,437	(9)	*
John T. Thornton	550,716	(10)	*

All directors and current Named Executive Officers, as a group	14,228,942	(11)	8.71%

FIVE PERCENT OWNERS:
Vicis Capital, LLC	28,405,554	(12)	17.61%
Tower 56, Suite 700, 126 E 56th Street, 7th Floor New York, NY 10022
JANA Master Fund, Ltd.	25,298,102	(13)	15.68%
200 Park Ave., Ste. 3900 New York, NY 10166
SDS Capital Group SPC, Ltd.	9,316,859	(14)	5.78%
53 Forest Ave., Suite 202 Old Greenwich, CT 06870

*	Represents less than one percent (1%) of the outstanding common stock.

(1)
Includes 2,220,526 shares of the Company’s common stock and 600,000 vested options to purchase shares of the Company’s common stock per the terms of an Option Agreement granted to Mr. Richardson by the Board as part of his fiscal year 2009 compensation. 400,000 of the shares of common stock beneficially owned by Mr. Richardson are held in escrow by the Company pursuant to the terms of the Purchase Agreement between the Company and the members of PrairieStone.

(2)
Includes 76,250 shares of the Company’s common stock and 216,667 vested options to purchase shares of the Company’s common stock per the terms of two (2) Option Agreements granted to Mr. Middendorf by the Board as part of his fiscal year 2009 compensation.

(3)
Includes 133,500 shares of the Company’s common stock and 150,000 vested options to purchase shares of the Company’s common stock per the terms of an Option Agreement granted to Mr. Zeller by the Board as part of his fiscal year 2009 compensation.

(4)
Includes 595,094 shares of the Company’s common stock and 150,000 vested options to purchase shares of the Company’s common stock per the terms of an Option Agreement granted to Mr. Brady by the Board as part of his fiscal year 2009 compensation. 200,000 of the shares of common stock beneficially owned by Mr. Brady are held in escrow by the Company pursuant to the terms of the Purchase Agreement between the Company and the members of PrairieStone.

(5)	Includes 150,000 shares of the Company’s common stock. Ms. Molin’s employment terminated on February 13, 2009.

(6)
Includes 109,286 shares of the Company’s common stock and vested non-qualified options to purchase 166,250 shares of the Company’s common stock per the terms of Dr. Brusca’s director compensation agreements for attendance at Board and Audit Committee meetings and for his annual retainer as director and Audit Committee member through September 30, 2009.

(7)
Includes 2,521,009 shares of the Company’s common stock acquired in May 2007 by CMS/KRG/Greenbriar Partners, LP and 1,680,672 shares of the Company’s common stock acquired in May 2007 by CMS Platinum Fund, LP. Also, includes 630,252 shares of common stock resulting from the conversion of warrants on March 25, 2009 owned by CMS/KRG/Greenbriar Partners, LP and 420,168 shares of common stock resulting from the conversion of warrants on March 25, 2009 owned by CMS Platinum Fund, LP. Mr. Eisenstadt elected to have his equity compensation received for his services as a member of the Board and its committees split between CMS/KRG/Greenbriar Partners, LP and CMS Platinum Fund, LP on a prorated basis consistent with each entities investment in the Company, which is 60% and 40%, respectively. As a result, 48,238 shares of the Company’s common stock and non-qualified vested options to purchase 89,144 shares of the Company’s common stock have been issued to CMS/KRG/Greenbriar Partners, LP and 32,160 shares of the Company’s common stock and non-qualified vested options to purchase 59,429 shares of the Company’s common stock have been issued to CMS Platinum Fund, LP per the terms of Mr. Eisenstadt’s director compensation agreements for attendance at Board and committee meetings and for his annual retainer as a director through September 30, 2009. Mr. Eisenstadt disclaims beneficial ownership of securities owned by CMS/KRG/Greenbriar Partners, LP and CMS Platinum Fund, LP except to the extent of his pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all of the reported securities for purposes of Section 16 or for any other purpose.

(8)
Includes 65,162 shares of the Company’s common stock and non-qualified vested options to purchase 126,280 shares of the Company’s common stock per share per the terms of Mr. Lund’s director compensation agreements for attendance at Board and committee meetings and for his annual retainer as director through September 30, 2009. In addition, includes 225,000 shares of common stock owned by the Russell T. Lund III Rev Trust U/A of which Mr. Lund disclaims beneficial ownership. Also includes 520,649 shares of common stock owned by LFHI Rx, LLC and 2,438,053 shares of common stock owned by Lunds, Inc., of which both entities Mr. Lund is affiliated. Mr. Lund disclaims beneficial ownership of securities owned by LFHI Rx, LLC and Lunds, Inc. except to the extent of his pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all of the reported securities for purposes of Section 16 or for any other purpose.

(9)
Includes 224,651 shares of the Company’s common stock and non-qualified vested options to purchase 179,786 shares of the Company’s common stock per the terms of Mr. Mauriello’s director compensation agreements for attendance at Board and committee meetings and for his annual retainer as director through September 30, 2009.

(10)
Includes 246,606 shares of the Company’s common stock and non-qualified vested options to purchase 304,110 shares of the Company’s common stock per the terms of Mr. Thornton’s director compensation agreements for attendance at Board and committee meetings and for his annual retainer as director through September 30, 2009.

(11)	Excludes beneficial ownership of Michelle M. Molin, who, as of February 13, 2009 is no longer an officer of the Company.

(12)
Vicis Capital LLC acts as investment advisor to and may be deemed to beneficially own KAD shares by virtue of the voting and dispositive powers granted by Vicis Capital Master Fund to Vicis Capital LLC and such voting and dispositive powers may be revoked at any time by Vicis Capital Master Fund. Vicis Capital Master Fund acquired 9,908,582 shares of common stock pursuant to the Master Exchange Agreement, including 8,135,040 shares of common stock issued in exchange for or upon the exercise of certain outstanding warrants.

(13)
JANA Master Fund, Ltd. is an account established by JANA Partners, LLC, which has sole voting and investment control over the shares. The principals of JANA Partners, LLC are Barry Rosenstein and Gary Claar. JANA Master Fund, Ltd. acquired an aggregate of 10,062,706 shares of common stock pursuant to the Master Exchange Agreement, including 6,004,748 shares of common stock issued in exchange for or upon the exercise of certain outstanding warrants.

(14)
Information reported by SDS Capital Group SPC, Ltd., SDS Management, LLC and Mr. Steven Derby as of December 31, 2008 on Form 13G/A filed with the SEC on February 13, 2009, plus 250,000 shares of common stock that were exchanged for 1 share of common stock for each warrant that was issued in conjunction with a private placement in May 2007 and cancelled on March 25, 2009 pursuant to a warrant exchange agreement. The Company’s records indicate the reporting person’s beneficial ownership includes 566,071 shares of common stock issuable upon exercise of Class A Warrants, 33,964 shares of common stock issuable upon exercise of Late Registration Warrants.

AUDIT COMMITTEE REPORT
As more fully described in its charter, the Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls.
The Committee has established a written charter outlining the practices it follows. The charter is available in the Investor section of the Company’s website found at www.ArcadiaHealthCare.com.
The Committee is directly responsible for the appointment and oversight of BDO Seidman, LLP (“BDO Seidman”), the Company’s independent registered public accounting firm. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
The Audit Committee reviewed with BDO Seidman, who is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under accounting principles generally accepted in the United States. BDO Seidman reported to the Audit Committee:
•	All critical accounting policies and practices to be used;
•
All alternative treatments within accounting principles generally accepted in the United States for policies and practices related to material items that were discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by BDO Seidman; and

•	Other material written communications between BDO Seidman and management.
In addition, the Committee has reviewed and discussed with BDO Seidman the matters required by Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance,” received the written disclosures and the letter from BDO Seidman required by PCAOB Rule 3526, Communication with Audit Committee as Concerning Independence, and discussed with BDO Seidman its independence from management and the Company.
The Audit Committee has determined that providing the services reflected in the table following the Audit Committee Report is compatible with the maintenance of BDO Seidman’s independence. In addition, the Audit Committee has adopted a policy under which it approves in advance recurring audit, audit-related and tax services rendered by BDO Seidman, subject to specific fee limits. If circumstances require hiring the independent auditors for services not previously pre-approved or that would exceed the fee limits previously set, the Audit Committee must pre-approve the new services and/or fee limits. The Audit Committee chair may approve specified services between regularly scheduled meetings of the Audit Committee, subject to review by the full Audit Committee at its next scheduled meeting. The fiscal year 2008 and Fiscal 2009 services and fees reflected in the table following the Audit Committee Report were pre-approved by the Audit Committee. Representatives of BDO are encouraged to be present at the Annual Meeting, and if such representatives are in attendance they will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

The Audit Committee met BDO Seidman, with and without management present, to discuss the results of its audit, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the Fiscal 2009 for filing with the SEC and for distribution to the stockholders with this Proxy Statement.
The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information or report be incorporated by reference into any future filing by us under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.
Respectfully Submitted,
The Audit Committee
John T. Thornton, Chair
Peter A. Brusca, M.D.
Daniel Eisenstadt
Joseph Mauriello
Independent Public Accountants and Change in Independent Public Accounting Firm
The accounting firm of BDO Seidman has acted as independent registered accountant to audit the financial statements of the Company and its consolidated subsidiaries since June 22, 2004 and of the predecessor entity as defined in our Annual Report as Arcadia Services, Inc. since April 26, 1999. The Company appointed BDO Seidman to perform quarterly reviews, tax return preparation and employee benefit plan audit services for Fiscal 2009. The Audit Committee has not yet appointed the firm of BDO Seidman to audit our books and records for our fiscal year ending March 31, 2010 and is in fee negotiations with the firm related to their potential appointment.
Fees Paid to Independent Registered Public Accounting Firm
Fees billed by BDO Seidman for Fiscal 2009 and fiscal year 2008 for work performed for the Company are as follows:

	March 31, 2009	March 31, 2008
Audit Fees (1)	$495,000	$659,000
Audit-related Fees (2)	85,100	65,000
Tax Fees (3)	199,000	169,000
Other	—	—

Total	$779,100	$893,000

(1)
Audit Fees consisted of professional services necessary to perform the annual audit of the Company’s consolidated financial statements included in the Annual Report on Form 10-K (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002 for fiscal year 2008), reviews of the consolidated financial statements included in quarterly reports on Form 10-Q, consents and assistance with review of documents filed with the SEC.

(2)
Audit-related Fees consisted of professional fees that are reasonably related to the performance of the audit or review of the Company’s financial statements including the support of business acquisition and divestiture activities, assurance and services related to employee benefit plan audits, accounting consultations in connection with internal control reviews, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Such fees for fiscal year 2008 and Fiscal 2009 were reasonably related to the performance of the audit or review of our financial statements and are not already reported under “Audit Fees” above.

(3)	Tax Fees consisted of assistance with tax compliance, preparation of tax returns and tax consultation.

COMPENSATION AND DISCUSSION AND ANALYSIS
Summary
This section includes information regarding the overall philosophy and objectives of our compensation program and each element of compensation we provide. It also provides information regarding our compensation program for our current Named Executive Officers as well as certain components that are applicable to our other senior management team members and administrative employees.
The Company’s Compensation Committee, consists solely of independent directors. The Compensation Committee has responsibility for establishing, implementing and monitoring adherence with our compensation philosophy and objectives. The Compensation Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive. The Compensation Committee makes all compensation decisions for our current Named Executive Officers and certain of our other senior officers, including all decisions regarding non-cash compensation. The conclusions and recommendations based on these reviews, including with respect to salary adjustments and annual incentive award amounts, are presented to the Board by the Compensation Committee. The Board can modify any recommended adjustments or awards to our Named Executive Officers. The Chief Executive Officer works with the Named Executive Officers annually to review the performance of the other Named Executive Officers and of our senior management team members and administrative employees.
While this Proxy Statement contains disclosures as of March 31, 2009, the last day of our Fiscal 2009, this Compensation Discussion and Analysis and the following narrative disclosures provide material information to our investors regarding the compensation of our Named Executive Officers both at the conclusion of Fiscal 2009 and as of the date of this Proxy Statement.
As a continuation of the executive management restructuring that began in prior years, during Fiscal 2009, the number of executive officers was further reduced from six (6) members to three (3) members. Each of the current Named Executive Officers had a significant increase in responsibilities and some had a change in title.
Compensation Philosophy and Objectives
At the end of Fiscal 2008, the Company’s executive management team and the Compensation Committee worked with the Company’s compensation consultant, Carlson Dettmann Consulting, to develop formalized and unified compensation philosophies and objectives for the Named Executive Officers and other senior managers, which was first generally applied in setting the annual compensation for the Named Executive Officers for fiscal year 2009. This section of the compensation discussion and analysis is focused on these policies and objectives employed in fiscal year 2009.
The Company’s compensation philosophy is to motivate and reward employees for performance that will result in superior financial results and create long-term value for our stockholders. The Company’s compensation programs are designed to:
•	Focus decision-making and behavior on goals that are consistent with the overall business strategy of the Company;
•	Reinforce a pay-for-performance culture through a balance of fixed and incentive pay opportunities; and
•	Allow the Company to attract and retain employees with the skills critical to its long-term success.
The executive management team and the Compensation Committee have established the following key compensation principles to guide the design and ongoing administration of the Company’s overall compensation program:
•	Clearly communicate the desired behavior and use incentive pay programs to reward the achievement of performance goals:
•	Improve absolute level of returns on investments;

•	Outperform peers; and

•	Create stockholder value;
•	Promote a “one company” perspective among all Company employees;

•	Maintain total compensation at market competitive levels;

•	Provide a broad range of payout opportunities based upon performance; and

•	Design simple pay programs to control costs and ensure employee understanding.

The compensation program is comprised of several components, including:
•	Base salary;

•	Annual short-term incentives through performance based compensation plans;

•	Long-term incentives; and

•	Medical and welfare benefits.
The Company has not established any requirements for common stock ownership by the Named Executive Officers.
For options grants made during Fiscal 2009, the exercise price for the awards granted to an employee during trading hours was set at the closing price of the Company’s common stock on the NYSE Amex Exchange on the date immediately preceding the date of the grant and if made after trading hours, is set at the closing price on the date of the grant.
Determination of Compensation
The Company’s compensation principles are supported through several policies which have been adopted by the Company in determining the overall compensation for the Named Executive Officers and the members of our senior management team:
Total Compensation. To provide a competitive overall compensation and benefits package that is tied to creating stockholder value and which supports the execution of its business strategies, the Company uses a range of components. The combination of the components and the amount of each component is influenced by the role of the person in the Company, market surveys, the total value of all the compensation, benefits and perquisites available to the person and employment contracts with certain of the officers. The Compensation Committee reviews all compensation, benefits and perquisites provided to the Named Executive Officers in connection with its compensation decisions for these officers. In general, the Company positions itself at the median for each of the different components of total pay so that total compensation for each Named Executive Officer is comparable to similarly situated companies.
Performance Management. The Company’s policy is to provide rewards for the achievement of specific performance goals. The Company uses an annual performance management process for its employees to assess individual performance. In the performance management process, each employee establishes his or her performance goals at the beginning of the year in consultation with the employee’s manager. At various points during the year and at the end of the year, the employee’s performance is assessed against these goals. The performance management process results for an employee affects the employee’s salary increases, the performance based compensation pay-out and the long-term incentive grant level, if eligible.
Variable Pay at Risk. The percentage of an employee’s compensation opportunity that is fixed instead of variable is based primarily on the employee’s role in the Company. In general, employees with more ability to directly influence overall Company performance have a greater portion of their pay at risk through performance-based and long-term incentive programs. Executive officers with more responsibility for strategic and operating decisions have a greater percentage of their compensation opportunity allocated to long-term incentives.
Forms of Long-Term Incentive Compensation. The Company has historically used restricted stock grants as long-term compensation for its Named Executive Officers. The Company currently uses stock options for long-term incentive compensation for its executive officers and other key employees, including the Named Executive officers. See “Compensation Components—Long-Term Incentive Compensation” below for more specific features of this form of equity participation.
Market Positioning. The Company establishes competitive compensation levels based on market reviews and then designs its pay program to focus executive officers and senior management on meeting Company performance objectives. The Company’s strategy is to set total compensation and benefit levels at the median of market pay and benefit levels. Each component of total compensation and other benefits is intended to be consistent with market practices to help the Company attract and retain executives and managers with the skills needed in the Company’s businesses.
Competitive Market Assessments. The Company regularly reviews market compensation levels to determine whether total compensation for its employees remains in the targeted median pay range and makes adjustments when needed. This assessment includes evaluation of base salary, annual performance-based compensation opportunities and long-term incentives. In addition, rewards such as health and welfare benefits and perquisites are regularly assessed relative to the market. The Company also reviews the competitive performance of its peers to establish performance targets for incentive plans and to assess appropriate payout levels for performance.

Peer Groups. The Company has begun a process for the Compensation Committee to use peer groups for pay and performance benchmarking and assessments. The Company is currently working with its compensation consultant to determine the appropriate peer groups and criteria for comparison.
Tax Considerations. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits deductibility of compensation in excess of $1,000,000 paid to the Company’s Chief Executive Officer and to each of the four (4) highest paid executives unless the compensation qualifies as “performance-based”. The Company considers the effect of Section 162(m) of the Code in determining the compensation to be paid to each Named Executive Officer, and our compensation program has been designed to meet the deductibility requirements. The Company has determined the maximum amount of compensation payable to any of Named Executive Officers will not exceed $1,000,000 in any foreseeable fiscal year and as a result does not believe Section 162(m) of the Code will have any impact on our current compensation structure; however, the Company has structured its executive performance-based compensation bonus (the 2008 Executive Performance Based Compensation Plan) plan to be compatible with Section 162(m) of the Code other than having received the shareholder approval that may be required to qualify awards as “performance based compensation”. The executive performance based compensation plan provides that when determined by the Board to be necessary and appropriate, the plan shall be submitted for the approval of the Company’s stockholders at the next following annual meeting. In the event that the executive performance-based compensation plan is not so approved by stockholders after having been submitted for approval, the plan shall cease to be effective and no further awards will be made pursuant to the plan.
Overview of Executive Compensation Components and Decisions for Fiscal 2009
General. The compensation program for Fiscal 2009 had six (6) principal components: base salary, short-term bonuses, long-term incentive compensation, severance, perquisites and health and welfare benefits.
Base Salary. For Fiscal 2009, the base annual salaries of our current Named Executive Officers were reviewed and discussed by the Compensation Committee and recommended to the Board of Directors for approval. These salaries remained consistent with those salaries established through arms’-length negotiation with each person during the hiring process based upon each person’s respective responsibilities, years of experience, skills and knowledge at the time of hiring.
Short-Term Bonuses. For Fiscal 2009, the short-term bonus component of compensation for the Named Executive Officers was an opportunity for each Named Executive Officer to earn an award under the Arcadia Resources, Inc. 2008 Executive Performance Based Compensation Plan. Participants under the plan are eligible to earn awards based upon the annual financial performance of the Company, certain divisions of the Company or the individual participant as measured against performance-based goals. The Compensation Committee, as plan administrator, may assign weighting to each of the Company financial result areas, the division financial result areas and the individual result areas as it determines appropriate. The plan administrator will establish a target award for each participant for the applicable performance period. The plan administrator will establish a payout formula in order to determine the award payable to each participant. No participant will be eligible to receive payment of an award that is greater than 100% of such participant’s annual base salary for the applicable performance period. In order for any participant to receive payment of an award under the Plan, the participant must be employed on the last day of the performance period for which an award is to be made. In addition, the Compensation Committee retains discretion to, from time to time and upon the recommendation of a manager, grant spot bonuses (i) to recognize and acknowledge individual employee performance which contributes to the success of the Company and which is considered above and beyond that employee’s normal job responsibilities or (ii) for long-term retention value and/or recruitment purposes. These spot bonuses may be in the form of cash, restricted stock or options to purchase stock. In the final quarter of Fiscal 2009, the Board awarded Marvin Richardson a discretionary performance bonus of $50,000 for completion of criteria established by the Board in the 2nd Quarter of Fiscal 2009. No other Named Executive Officers received a discretionary bonus during Fiscal 2009.
Long-Term Incentive Compensation. For Fiscal 2009, the Company sought to weight its long-term incentive compensation scheme toward option grants through its 2006 Equity Incentive Plan (“Equity Incentive Plan”) and through option grants outside of its Equity Incentive Plan. Because stock options only have value to the extent that the price of our common stock on the date of exercise exceeds the value of our common stock on the date of grant, the Compensation Committee determined that option grants were a more effective method of rewarding demonstrated performance and leadership, motivating future performance, aligning the interests of the executives with our stockholders and retaining the executives for the term of the awards. The goal of the Equity Incentive Plan is to engage all of the Company’s Named Executive Officers as partners in the Company’s success and help the Company realize the maximum gain from its strategies. During Fiscal 2009, the Compensation Committee administered the Equity Incentive Plan. Stock option grants made during Fiscal 2009 vest over time (generally over 2 years).

Pension or Retirement Benefits. The Company has a 401(k) defined contribution plan, which covers all eligible employees. The Company’s Named Executive Officers and administrative employees are covered by this plan. The Company had the discretion to make matching or additional contributions to the plan, to be determined annually by the Board, for the benefit of all participants. For Fiscal 2009, no discretionary employer contributions were made by the Company.
Severance, Change in Control and Other Post-Employment Payments. The Company has agreed to provide certain of the Named Executive Officers in their respective employment agreements with certain payments in connection with their severance from employment. These employment agreements were designed to provide a competitive compensation package to the Named Executive Officers. Severance payments would not be made in the event a Named Executive Officer is terminated for cause or if he or she resigns without good reason. Cause and good reason are defined in the individuals’ employment agreements. In the event of a change in control, the Board may in its discretion provide that the restrictions applicable to any restricted stock shall lapse, and such restricted stock shall become free of all restrictions and become fully vested and transferable. Change in control is defined in the Company’s Equity Incentive Plan to mean: any (i) reorganization, merger or consolidation in which the Company is not the surviving corporation; (ii) a sale of all or substantially all of the assets of the Company to another person; (iii) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 25% or more of the voting power of the Company’s outstanding voting securities by any single person or group (as such term is used in Rule 13d-5 under the Exchange Act), unless such acquisition was approved by the Board prior to the consummation thereof; or (iv) the appointment of a trustee in a Chapter 11 bankruptcy proceeding involving the Company or the conversion of such a proceeding into a case under Chapter 7. Notwithstanding the foregoing, in the event that any awards granted under the Equity Incentive Plan are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such awards pursuant to a change of control may be permitted, in the Committee’s discretion, upon the occurrence of one (1) or more of the following events (as they are defined and interpreted under Code Section 409A and the Treasury Regulations thereunder): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.
Perquisites. Each Named Executive Officer received an automobile allowance as disclosed in the “All Other Compensation” column of the “Summary Compensation Table” for Named Executive Officers below. In addition, we have in prior years assisted certain Named Executive Officers with expenses they have incurred in connection with relocations or temporary living arrangements as disclosed in the “All Other Compensation” column of the “Summary Compensation Table” for Named Executive Officers below.
Health and Welfare Benefits. All salaried employees of the Company are eligible to participate in the Company’s health and welfare benefits program, including medical insurance, dental insurance, a vision plan, long term disability benefits and short term disability benefits. The employee’s portion of the benefit premiums are deducted from his or her bi-weekly paycheck, in such amounts applicable to the levels of benefits elected by such employee. The Named Executive Officers and the other administrative employees pay the same employee contribution for all health and welfare benefit programs. All salaried employees of the Company receive a term life insurance benefit of one (1) year’s annual base salary (to a maximum of $200,000) while employed by the Company.
Overview of Fiscal Year 2010 Compensation Components
In setting the compensation structure for fiscal year 2010, the Company has elected to maintain the compensation components from Fiscal 2009 substantially intact, with modifications to certain components to address the assessment performed by the compensation consultant as follows:
Annual Base Salary. For fiscal year 2010, the Compensation Committee has retained its approval of a 10% annual salary reduction originally volunteered by the Named Executive Officers as part of the Company’s overall cost reduction initiatives.
Long-Term Incentive Compensation. In future fiscal years, we anticipate that our pay positioning strategy for long-term incentive compensation will vary based on performance of the Company. In setting future long-term incentive award guidelines, the Company anticipates that it will consider the Company’s total stockholder return and revenue growth relative to its peer groups. The Compensation Committee will also consider data from proprietary third-party surveys which provide data on the equity participation practices of similarly situated companies.

Overview of Fiscal 2010 Compensation Program
General
The Compensation Committee made all compensation decisions regarding the Chief Executive Officer’s compensation for fiscal year 2010, and the Chief Executive Officer did not make recommendations or otherwise have any role in the setting of his own compensation. The Compensation Committee met in executive session when discussing and deciding on the Chief Executive Officer’s compensation. The Chief Executive Officer presented to the Compensation Committee compensation recommendations for each of our other Named Executive Officers for fiscal year 2010. The Compensation Committee reviewed and discussed these recommendations with him, taking into account the factors noted elsewhere in this discussion and, exercising its discretion, made final compensation decisions with respect to the compensation of those Named Executive Officers.
Annual Base Salary
The Board, upon a recommendation of the Compensation Committee established the fiscal year 2010 annual base salaries of the current Named Executive Officers as follows: Chief Executive Officer — $405,000; Chief Financial Officer and Chief Operating Officer — $225,000; each of which reflects a 10% reduction from Fiscal 2009.
Short-Term Bonus / Performance Based Compensation
The Compensation Committee (as plan administrator) approved awards for each of the Named Executive Officers under the Arcadia Resources, Inc. 2008 Executive Performance Based Compensation Plan, by establishing performance-based plan goals and target goals for fiscal year 2010 weighted among the Company’s budgeted annual EBITDA, the Company’s budgeted annual revenue, certain divisional budgeted annual EBITDA and certain divisional budgeted annual revenue. The Compensation Committee believes that the performance goals established for each Named Executive Officer properly guide such person’s actions to achieve results that will be in the best interests of our stockholders and that the performance goals have been set at levels that will require significant effort from each of the Named Executive Officers in order to be achieved. The award opportunities for the Named Executive Officers for fiscal year 2010 are as follows:

	Percentage of Annual	Percentage of Annual
Named Executive Officer	Base Salary at Plan	Base Salary at Target
Chief Executive Officer	70%	80%
Chief Financial Officer	60%	80%
Chief Operating Officer	60%	80%
While the plan provides that awards may be paid in cash or equity at the plan administrator’s discretion at the time awards are paid, for fiscal year 2010 the Compensation Committee (after consultation with and agreement by the Named Executive Officers) has determined that awards payable for fiscal year 2010, if earned, will be paid in a form of equity (either restricted stock, options to purchase common stock or a combination of both). The Compensation Committee and the Named Executive Officers believe that payment of the fiscal year 2010 performance based awards in equity furthers the goal of increasing the alignment between the interests of the Named Executive Officers and stockholders.
Long-Term Incentive Compensation
For fiscal year 2010, the Compensation Committee has determined that long-term equity incentives will continue to be in the form of stock options to reward executives for potential long-term contributions, align their incentives with the long-term interests of our stockholders and provide a total compensation opportunity commensurate with our financial performance. For fiscal year 2010, the second year that options will be a part of the Company’s long-term incentive compensation program, options grants will be established in line with the Company’s needs to retain qualified management (much like the Company will do in the future for recruitment needs). The number of shares subject to these fiscal year 2010 options grants will be based upon a number of factors, including market data surveys, performance of the individual, job level, future potential contributions to the Company, competitive external levels of equity incentives and the retention value associated with each individual’s unvested equity.

COMPENSATION COMMITTEE REPORT
The Compensation Committee oversees the Company’s compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Exchange Act with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Respectfully submitted,
The Compensation Committee
Peter A. Brusca, M.D. (Chair)
Russell T. Lund, III
Daniel Eisenstadt
COMPENSATION TABLES
Summary Compensation Table
The following table sets forth all compensation awarded to, earned by or paid to the Company’s Named Executive Officers for all services rendered to us during Fiscal 2009 and the fiscal years ended March 31, 2008 and March 31, 2007 (Excludes Stock Option awards subject to Shareholder Approval of Proposal Number 3):

							Change in
							Pension Value
							and Non-
					Stock		Qualified
				Stock	Option	Non-Equity	Deferred	All Other
		Salary	Bonus	Awards	Award(s)	Incentive Plan	Compensation	Compensation
Name and Principal Position	Year	($)	($)	($) (1)	($) (1)	Compensation	Earnings ($)	($)	Total ($)

CURRENT OFFICERS:

Marvin R. Richardson, President and Chief Executive Officer (2)	2007	$38,368	—	$34,894	—	—	—	$1,500	$74,762
	2008	$276,667	—	$209,362	—	—	—	$19,362	$505,391
	2009	$443,277	$50,000	$209,362	$240,000	—	—	$9,000	$951,639

Matthew R. Middendorf, Chief Financial Officer and Treasurer (3)	2008	$29,810	—	$7,063	—	—	—	$135,855	$172,727
	2009	$250,016	—	$42,375	$81,972	—	—	$7,946	$382,309

Steven L. Zeller, Chief Operation Officer (4)	2008	$96,154	—	$21,620	—	—	—	$3,231	$121,004
	2009	$226,456	—	$28,614	$60,000	—	—	$6,991	$322,061

John Brady, Executive Vice President, Pharmacy and Sales and Marketing (5)	2007	$29,695	—	—	—	—	—	$1,500	$31,195
	2008	$212,907	—	$41,625	—	—	—	$19,512	$274,044
	2009	$224,437	—	$41,625	$60,000	—	—	$9,000	$335,062

FORMER OFFICERS:

Michelle M. Molin, General Counsel, Executive Vice President and Corporate Secretary (6)	2008	$88,855	—	$16,563	—	—	—	$2,925	$108,342
	2009	$210,179	—	$142,438	$55,556	—	—	$22,847	$431,020

(1)
These amounts represent the dollar amount recognized for financial reporting purposes for each year ended March 31, respectively. The fair value of restricted stock awards was based on the fair value of the stock on the date of the grant. The compensation expense is recognized over the vesting period Assumptions used in calculating the stock option amounts are included in footnote 11 to our audited financial statements for the year ended March 31, 2009 in our Annual Report on Form 10-K filed with the SEC on July 14, 2009.

(2)
Marvin R. Richardson joined the Company in February 2007 and was named President and Chief Executive Officer in May 2007. His base pay, on an annual basis for fiscal year 2007 and fiscal year 2008 was $275,000 and for Fiscal 2009 was $450,000. Amounts listed under “All Other Compensation” for Fiscal 2009 was for auto allowances.

(3)
On February 1, 2008, Mr. Middendorf was appointed Chief Financial Officer and his annualized salary for fiscal year 2008 and 2009 was set at $250,000. Amounts listed under “All Other Compensation” for Fiscal 2009 primarily consisted of auto allowances.

(4)
On September 24, 2007, Steven L. Zeller was named Executive Vice President of Home Healthcare and Staffing at which time his annualized salary for fiscal year 2008 was $200,000. At the beginning of Fiscal 2009, Mr. Zeller’s annualized salary was set at $225,000. On February 9, 2009, he was named Chief Operating Officer and his annualized base salary was set at $250,000 but was later reduced to $225,000 in order to reflect the voluntary 10% reduction as approved by the Compensation Committee as discussed earlier in the Compensation and Discussion and Analysis section. Amounts listed under “All Other Compensation” for Fiscal 2009 primarily consisted of auto allowances.

(5)
John J. Brady was named President of PrairieStone in February 2007 when the Company acquired PrairieStone from its members. In July 2007, Mr. Brady was named Executive Vice President of Sales and Marketing. His base pay, on an annual basis for fiscal year 2008 was $210,000 and for Fiscal 2009 was set at $225,000. Amounts listed under “All Other Compensation” for Fiscal 2009 was for auto allowances.

(6)
Michelle M. Molin joined the Company on October 22, 2007 as Executive Vice President and General Counsel. Her annualized salary for fiscal year 2008 was $220,000 and for Fiscal 2009 was set at $225,000. Ms. Molin terminated her employment with the Company on February 13, 2009. Amounts listed under “All Other Compensation” for Fiscal 2009 consisted of $17,309 for severance payments and the balance for auto allowances.

Grants of Plan-Based Awards
The following table sets forth certain information regarding restricted stock and stock options granted to the Named Executive Officers during Fiscal 2009 (Excludes Stock Option awards subject to Shareholder Approval of Proposal Number 3):

		Estimated Future							All Other Option
		Payments Under Non-			Estimated Future			All Other Stock	Awards: Number
		Equity Incentive Plan			Payouts Under Equity			Awards: Number	of Securities		Exercise or Base
	Grant	Awards			Incentive Plan Awards			of Shares of	Underlying		Price of Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock (#)	Options (#)		Awards ($/Sh)

CURRENT OFFICERS:
Marvin R. Richardson	04/04/08	—	—	—	—	—	—	—	600,000	(1)	0.72
Matthew R. Middendorf	04/04/08	—	—	—	—	—	—	—	166,667	(1)	0.72
	06/11/08	—	—	—	—	—	—	—	50,000	(2)	0.71
Steven L. Zeller	04/04/08	—	—	—	—	—	—	—	150,000	(1)	0.72
John J. Brady	04/04/08	—	—	—	—	—	—	—	150,000	(1)	0.72
FORMER OFFICERS:
Michelle M. Molin	04/04/08	—	—	—	—	—	—	—	150,000	(1)(3)	0.72
	06/11/08	—	—	—	—	—	—	—	50,000	(2)(3)	0.71

(1)
Represents stock option awards granted under the Company’s 2006 Equity Incentive Plan in consideration of Fiscal 2009 compensation arrangements. These options vest on the last day of each fiscal quarter equally over four quarters starting June 30, 2008.

(2)	Represents additional stock options granted under the Company’s 2006 Equity Incentive Plan and vest equally the last day of each fiscal quarter beginning September 30, 2009 over four quarters.

(3)	Upon Ms. Molin’s termination of employment on February 13, 2009 these options were forfeited.

Executive Officer Agreements
Marvin R. Richardson. On March 1, 2007, the Company and Marvin R. Richardson executed an employment agreement under which Mr. Richardson was appointed the Company’s Chief Operating Officer and the Chief Executive Officer of PrairieStone, which is a position he held prior to the Company’s acquisition of PrairieStone in February 2007, providing for an annual base salary of $275,000, subject to discretionary increase, expense reimbursement and eligibility to participate in benefit plans. On May 24, 2007, the Board named Mr. Richardson as President and Chief Executive Officer of the Company. On August 12, 2009, the Company and Mr. Richardson executed an amended and restated employment agreement. In summary, the changes made by the new agreement to compensation and benefits; (i) expressly document a voluntary 10% reduction in base pay of $450,000 for the period April 1, 2009 to March 31, 2010; (ii) eliminate payment of automobile allowances; and (iii) provide that upon termination of employment of Mr. Richardson by the Company without cause or by Mr. Richardson for good reason, (A) he will immediately receive the total amount of his base pay reduction referenced in (i) above in the form of a lump sum payment, (B) he will immediately receive 50% of the pro-rata amount of any incentive bonus plan target award likely to be achieved for the fiscal year in which termination occurs, with the remaining 50% payable within 60 days following the end of that fiscal year, (C) he will have one year, following termination to exercise previously vested stock options, and (D) any unvested stock options will immediately vest, instead of being forfeited, in the event that termination occurs within one year following a “change of control” of the Company as currently defined in the Company’s 2006 Equity Incentive Plan. Mr. Richardson’s employment continues until terminated. Mr. Richardson is subject to post-employment confidentiality provisions, non-solicitation and non-competition period as specified in his employment agreement.
Matthew R. Middendorf. On February 1, 2008, the Company and Matthew R. Middendorf executed an employment agreement under which Mr. Middendorf was appointed Chief Financial Officer and Treasurer of the Company, providing for an annual base salary of $250,000, subject to discretionary increase, expense reimbursement and eligibility to participate in benefit plans. On August 12, 2009, the Company and Mr. Middendorf executed an amended and restated employment agreement. In summary, the changes made by the new agreement to compensation and benefits; (i) expressly document a voluntary 10% reduction in base pay of $250,000 for the period April 1, 2009 to March 31, 2010; (ii) eliminate payment of automobile allowances; and (iii) provide that upon termination of employment of Mr. Middendorf by the Company without cause or by Mr. Middendorf for good reason, (A) he will immediately receive the total amount of his base pay reduction referenced in (i) above in the form of a lump sum payment, (B) he will immediately receive 50% of the pro-rata amount of any incentive bonus plan target award likely to be achieved for the fiscal year in which termination occurs, with the remaining 50% payable within 60 days following the end of that fiscal year, (C) the continuation of base compensation payments to Mr. Middendorf will be extended from 6 months to one year, (D) he will have one year, instead of 90 days, following termination to exercise previously vested stock options, and (E) any unvested stock options will immediately vest, instead of being forfeited, in the event that termination occurs within one year following a “change of control” of the Company as currently defined in the Company’s 2006 Equity Incentive Plan. Mr. Middendorf’s employment continues until terminated. Mr. Middendorf is subject to post-employment confidentiality provisions, non-solicitation and non-competition period as specified in his employment agreement.

Steven L. Zeller. On September 24, 2007, the Company and Steven L. Zeller executed an employment agreement under which Mr. Zeller was appointed Executive Vice President, In Home Health Care and Staffing of the Company, providing for an annual base salary of $200,000, subject to discretionary increase, expense reimbursement and eligibility to participate in benefit plans. On February 9, 2009, the Board named Mr. Zeller as Chief Operating Officer. On August 12, 2009, the Company and Mr. Zeller executed an amended and restated employment agreement. In summary, the changes made by the new agreement to compensation and benefits; (i) expressly document a voluntary 10% reduction in base pay of $250,000 for the period April 1, 2009 to March 31, 2010; (ii) eliminate payment of automobile allowances; and (iii) provide that upon termination of employment of Mr. Zeller by the Company without cause or by Mr. Zeller for good reason, (A) he will immediately receive the total amount of his base pay reduction referenced in (i) above in the form of a lump sum payment, (B) he will immediately receive 50% of the pro-rata amount of any incentive bonus plan target award likely to be achieved for the fiscal year in which termination occurs, with the remaining 50% payable within 60 days following the end of that fiscal year, (C) the continuation of base compensation payments to Mr. Zeller will be extended from 6 months to one year, (D) all of Mr. Zeller’s currently unvested restricted stock awards will vest in accordance with their associated award agreement schedule as if employment had continued (previously, a portion would have vested immediately with others forfeited), (E) Mr. Zeller will have one year, instead of 90 days, following termination to exercise previously vested stock options, and (F) any unvested stock options will immediately vest, instead of being forfeited, in the event that termination occurs within one year following a “change of control” of the Company as currently defined in the Company’s 2006 Equity Incentive Plan. Mr. Zeller’s employment continues until terminated. Mr. Zeller is subject to post-employment confidentiality provisions, non-solicitation and non-competition period as specified in his employment agreement.
John J. Brady. On February 15, 2007, the Company and John J. Brady executed an employment agreement under which Mr. Brady was appointed President of PrairieStone, which is a position he held prior to the Company’s acquisition of PrairieStone, providing for an annual base salary of $180,000, subject to discretionary increase, expense reimbursement and eligibility to participate in benefit plans. On July 13, 2007, the Board of the Company named Mr. Brady Executive Vice President of Sales and Marketing, and awarded him 150,000 restricted shares, of which 9,375 shares vested on the grant date and 9,375 vest on a quarterly basis thereafter. If his employment is ended by the Company without cause or by him for good reason, his base salary and benefits continue until the later of February 15, 2010 or twelve (12) months after employment ends. Mr. Brady’s employment continues until terminated. Mr. Brady is subject to post-employment confidentiality provisions, non-solicitation and non-competition period as specified in his employment agreement.
Outstanding Equity Awards at Fiscal Year End
The following table sets for the equity awards outstanding at March 31, 2009 for each of the Named Executive Officers (Excludes Stock Option awards subject to Shareholder Approval of Proposal Number 3):

	OPTION AWARDS					STOCK AWARDS
Equity
Incentive
Plan
								Equity	Awards:
								Incentive	Market
							Market	Plan	Or
			Equity				Value	Awards:	Payout
			Incentive				Of	Number of	Value
			Plan				Shares	Unearned	Of
			Awards:			Number	Or	Shares,	Unearned
			Number			Of	Units	Units or	Shares,
			of			Shares	Of	Other	Units or
			Securities			or Units	Stock	Rights	Other
	Number	Number	Underlying			of Stock	That	That	Rights
	of Securities	of Securities	Unexercised	Option		That	Have	Have	That
	Underlying	Underlying	Unearned	Exercise	Option	Have	Not	Not	Have Not
	Unexercised	Unexercised	Options	Price	Expiration	Not	Vested	Vested	Vested
Name	Options (#)	Options (#)	(#)	($)	Date	Vested (#)	($)	(#) (1)	($) (2)
	Exercisable	Unexercisable
CURRENT OFFICERS:
Marvin R. Richardson	600,000	—	—	$0.72	4/3/2015	—	—	175,000	$75,355
Matthew R. Middendorf	—	—	—	—	—	—	—	103,125	$44,406
Matthew R. Middendorf	166,667	—	—	$0.72	4/3/2015	—	—	—	—
Matthew R. Middendorf	50,000	—	—	$0.71	6/10/2015	—	—	—	—
Steven L. Zeller	150,000	—	—	$0.72	4/3/2015	—	—	84,375	$36,332
John J. Brady	150,000	—	—	$0.72	4/3/2015	—	—	75,000	$32,295

FORMER OFFICERS:
Michelle M. Molin	—	—	—	—	—	—	—	-0-	-0-

(1)	The amounts in the Beneficial Ownership Table reflect the vesting of additional shares at 06/30/09 and within 60 days following 06/30/09.

(2)	Reflects closing stock price of $0.43 on 03/31/09.

Option Exercises and Stock Vested
The following table sets forth the options exercised and stock awards vested during Fiscal 2009 for the Named Executive Officers:

	Option Awards		Stock Awards
	Number		Number
	of		Of
	Shares	Value	Shares	Value
	Acquired	Realized	Acquired	Realized
	On	On	On	On
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)
CURRENT OFFICERS:
Marvin R. Richardson	—	—	100,000	$39,515
Matthew R. Middendorf	—	—	37,500	$14,818
Steven L. Zeller	—	—	37,500	$14,818
John J. Brady	—	—	37,500	$14,818

FORMER OFFICERS:
Michelle M. Molin	—	—	131,250	$45,844
Payments Upon Termination or Change in Control
The tables below reflect the amount of compensation to be paid to each of our Named Executive Officers pursuant to his or her employment agreement in effect as of August 12, 2009, in the event of any termination of such executive’s employment or a change in control of the Company. The amount of compensation payable to each Named Executive Officer upon termination without cause or for resignation for good reason and upon termination following a change of control is discussed below. The potential amounts shown assume that such termination was effective March 31, 2009. The actual amounts to be paid out can only be determined at the time of such Named Executive Officer’s separation from the Company.
Payments Upon Termination

		Release
	Base	Of	Healthcare	Restricted	Stock
Name	Salary	Claims	Benefits	Stock	Options	Total
POTENTIAL:
Marvin R. Richardson (1)	$450,000	$—	$14,642	$63,000	$—	$527,642
Matthew R. Middendorf (2)	$250,000	$—	$14,642	$39,375	$—	$334,017
Steven L. Zeller (3)	$250,000	$—	$14,642	$31,500	$—	$296,142
John J. Brady (4)	$210,000	$—	$14,642	$—	$—	$224,642

(1)
If Mr. Richardson’s employment is terminated by the Company without cause or by him for good reason on or before March 1, 2010, (A) he will immediately receive the total amount of his 10% base pay reduction in the form of a lump sum payment, (B) he will immediately receive 50% of the pro-rata amount of any incentive bonus plan target award likely to be achieved for the fiscal year in which termination occurs, with the remaining 50% payable within 60 days following the end of that fiscal year, (C) the continuation of base compensation payments to Mr. Richardson will continue for one year, (D) all of Mr. Richardson’s currently unvested restricted stock awards will vest immediately, (E) Mr. Richardson will have one year, instead of 90 days, following termination to exercise previously vested stock options, and (F) he will be reimbursed for his COBRA expenses 12 months following the termination date.

(2)
If Mr. Middendorf’s employment is terminated by the Company without cause or by him for good reason, (A) he will immediately receive the total amount of his 10% base pay reduction in the form of a lump sum payment, (B) he will immediately receive 50% of the pro-rata amount of any incentive bonus plan target award likely to be achieved for the fiscal year in which termination occurs, with the remaining 50% payable within 60 days following the end of that fiscal year, (C) the continuation of base compensation payments to Mr. Middendorf will continue for one year, (D) all of Mr. Middendorf’s currently unvested restricted stock awards will vest in accordance with their associated award agreement schedule as if employment had continued, (E) Mr. Middendorf will have one year, instead of 90 days, following termination to exercise previously vested stock options and (F) he will be reimbursed for his COBRA expenses 12 months following the termination date.

(3)
If Mr. Zeller’s employment is terminated by the Company without cause or by him for good reason, (A) he will immediately receive the total amount of his 10% base pay reduction in the form of a lump sum payment, (B) he will immediately receive 50% of the pro-rata amount of any incentive bonus plan target award likely to be achieved for the fiscal year in which termination occurs, with the remaining 50% payable within 60 days following the end of that fiscal year, (C) the continuation of base compensation payments to Mr. Zeller will continue for one year, (D) all of Mr. Zeller’s currently unvested restricted stock awards will vest in accordance with their associated award agreement schedule as if employment had continued, (E) Mr. Zeller will have one year, instead of 90 days, following termination to exercise previously vested stock options and (F) he will be reimbursed for his COBRA expenses 12 months following the termination date.

(4)	If Mr. Brady’s employment is terminated Company without cause or by him for good reason his base salary and health benefits will continue for 12 months after the date of termination.
Potential Payments Upon a Change in Control
In the event of a change in control of the Company and if Mr. Richardson, Mr. Middendorf or Mr. Zeller’s employment is terminated by the Company without cause or by him for good reason within one year following the change of control, in addition to the “Payments Upon Termination” discussed above, any unvested stock options will immediately vest. Upon shareholder approval of Proposal 3 and only if shareholder approval, the estimated value of unvested stock options is $552,000 for Mr. Richardson, $153,334 for Mr. Middendorf and $138,000 for Mr. Zeller.
DIRECTOR COMPENSATION
Our directors who are officers or employees of the Company are not compensated for service on the Board or any committee thereof. The following table sets forth compensation information for the Company’s non-employee directors for Fiscal 2009:

					Change in
	Fees				Pension Value
	Earned				and Non-
	Or			Non-Equity	Qualified
	Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($) (1)(2)	($)(1)(3)	($)	Earnings	($)	($)
Peter A. Brusca, MD	$—	$18,750	$43,750	$—	$—	$—	$62,500
Daniel Eisenstadt (4)	$—	$15,750	$36,750	$—	$—	$—	$52,500
Russell T. Lund, III (5)	$—	$12,450	$29,050	$—	$—	$—	$41,500
Joseph Mauriello	$—	$18,750	$43,750	$—	$—	$—	$62,500
John T. Thornton	$—	$20,250	$47,250	$—	$—	$—	$67,500

(1)
On November 5, 2008, the Company adopted a compensation arrangement for its Board providing for the following compensation for the period from October 1, 2008 to September 30, 2009: (a) Board retainer per Director — $25,000; (b) Audit Committee Chair retainer — $15,000; (c) Compensation Committee Chair retainer — $10,000; (d) Nominating and Governance Committee Chair retainer — $10,000; (e) Audit Committee retainer per member — $5,000; (f) annual fee for Board meeting attendance per Director — $7,500; and (g) fees for committee meeting attendance per Director — $1,000 per meeting. 40% of compensation is to be paid in options to purchase common stock with 60% to be paid in cash in two installments, March 31, 2009 and September 30, 2009. On March 25, 2009, the Board resolved to receive common stock of the Company in lieu of the cash payments.

(2)
To determine the number of shares common stock to be issued the closing price of the Company’s stock on March 30, 2009 of $0.42/share was used. The amounts stated reflects the compensation expense for financial reporting purposes under SFAS 123R for Fiscal 2009. Assumptions used in calculating the Stock option amounts are included in footnote 11 to our audited financial statements for the year ended March 31, 2009 in our Annual Report on Form 10-K filed with the SEC on July 14, 2009.

(3)
Represents awards granted under the Company’s 2006 Equity Incentive Plan. In order to determine the number of options to be issued, the fair value of the options was determined utilizing the Black-Scholes option-pricing model. The amounts stated reflects the compensation expense for financial reporting purposes under SFAS 123R for Fiscal 2009.

(4)
Mr. Eisenstadt elected to have the equity compensation payable to him for his services as a member of the Board and Audit Committee split between CMS/KRG/Greenbriar Partners, LP and CMS Platinum Fund, LP on a prorated basis consistent with each entities investment in the Company, which is 60% and 40%, respectively.

The following table shows the aggregate number of options to purchase the Company’s common stock outstanding for each non-employee director as of March 31, 2009:

				Number of
	Grant	Expiration		Outstanding
Name	Date	Date	Exercise Price	Options
Peter A. Brusca, MD	8/4/2006	6/30/2013	$2.92	2,908
	1/23/2007	9/30/2013	$2.92	11,627
	10/1/2007	9/30/2014	$0.78	23,420
	11/7/2007	11/6/2014	$1.28	56,180
	11/5/2008	9/30/2015	$0.35	96,154
Daniel Eisenstadt	5/24/2004	5/23/2014	$1.30	10,258
	10/1/2007	9/30/2014	$0.78	46,839
	11/7/2007	11/6/2014	$1.28	30,899
	11/5/2008	9/30/2015	$0.35	80,769
Russell T. Lund, III	4/5/2007	4/4/2014	$1.45	13,017
	10/1/2007	9/30/2014	$0.78	46,839
	11/7/2007	11/6/2014	$1.28	18,539
	11/5/2008	9/30/2015	$0.35	63,846
Joseph Mauriello	3/1/2007	3/1/2014	$2.24	18,697
	10/1/2007	9/30/2014	$0.78	46,839
	11/7/2007	11/6/2014	$1.28	42,135
	11/5/2008	9/30/2015	$0.35	96,154
John T. Thornton	3/25/2005	3/20/2012	$1.08	49,040
	7/26/2005	6/30/2012	$2.20	24,303
	8/4/2006	6/30/2013	$2.92	9,303
	1/23/2007	9/30/2013	$2.92	37,209
	10/1/2007	9/30/2014	$0.78	75,472
	11/7/2007	11/6/2014	$1.28	30,899
	11/5/2008	9/30/2015	$0.35	103,846
All options issued on and after September 26, 2006 were issued pursuant to the terms of the Company’s 2006 Equity Incentive Plan. The stock options are exercisable at the closing price of the Company’s common stock on the award date and were issued as of the award date. The options are exercisable for seven (7) years. If a Board member is removed as a Director and/or Audit Committee member for cause, or if he/she resigns either or both positions voluntarily, the pro rata portion of the applicable options granted as then current compensation for such position(s) shall expire immediately upon termination for the uncompleted portion of the annual term. His/her ability to exercise the options is unaffected if removed without cause.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information as of the last day of Fiscal 2009, with respect to our equity compensation plans (including individual compensation arrangements and excludes Stock Option awards subject to Shareholder Approval of Proposal Number 3):

	(a)	(b)	(c)
			Number of securities
		Weighted-average	remaining available for
	Number of securities to be	exercise price of	future issuance under
	issued upon exercise of	outstanding	equity compensation
	outstanding options,	options, warrants	plans (excluding securities
Plan Category	warrants and rights	and rights	reflected in column (a))
Equity compensation plans approved by security holders	2,723,269	$0.68	200,000
Equity compensation plans not approved by security holders	1,047,956	$0.98	N/A
Totals:	3,771,225	$0.76	200,000

(a)	Calculation does not include outstanding awards for shares of restricted stock, as they are not subject to an exercise price.
OTHER MATTERS
Other Matters to be Considered at the Annual Meeting
Our Board is not aware of any business to be presented at the Annual Meeting, other than the matters set forth in the Notice of Annual Meeting and described in this Proxy Statement. If any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote on such other business in accordance with their judgment.
Expenses of Solicitation
We will pay the cost of soliciting proxies for the Annual Meeting. In addition to soliciting by mail, our directors, officers and other employees may solicit proxies in person, or by telephone, facsimile transmission or other means of electronic communication. We also will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their voting instructions.
Stockholder Proposals
To be considered for inclusion in our next year’s Proxy Statement, a stockholder proposal must be received at our principal executive offices no later than the close of business on May 21, 2010, under Rule 14a-8 under the Exchange Act. Proposals should be addressed to our Corporate Secretary, Arcadia Resources, Inc., 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240.
For any stockholder proposal that is not submitted for inclusion in our next year’s proxy statement, but is instead sought to be presented directly at our next year’s annual meeting, written notice of such proposal must be received at our principal executive offices no later than the close of business on August 16, 2010 nor earlier than the close of business on July 16, 2010. Notices of intention to present proposals at our next year’s annual meeting should be addressed to our Corporate Secretary, Arcadia Resources, Inc., 9229 Delegates Row, Suite 260, Indianapolis, Indiana 46240.
If the date of our next year’s annual meeting is advanced more than 30 calendar days or delayed by more than 60 calendar days from the date of this year’s Annual Meeting, the Company will inform stockholders of such change, and of the new deadlines for stockholder proposals, by including a notice under Item 5 in its earliest possible quarterly report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders.
Availability of our Form 10-K
The Company’s Annual Report to Stockholders (which includes Form 10-K for the year ended March 31, 2009 and the financial statements included in such Form 10-K), is being mailed to stockholders of record of the Company concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy soliciting material.

WE WILL FURNISH, TO ANY STOCKHOLDER UPON ORAL OR WRITTEN REQUEST, BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS (AT NO COST OTHER THAN UPON PAYMENT OF A REASONABLE CHARGE FOR ANY EXHIBIT REQUESTED) COPIES, AS FILED WITH THE U.S. SECURITIES EXCHANGE COMMISSION, OF (I) OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR-ENDED MARCH 31, 2009, (II) OUR QUARTERLY REPORT ON FORM 10-Q FOR THE THREE MONTHS ENDED JUNE 30, 2009, AND (III) ANY DOCUMENTS FILED WITH THE U.S. SECURITIES EXCHANGE COMMISSION SUBSEQUENT TO THE DATE ON WHICH DEFINITIVE COPIES OF THIS PROXY STATEMENT ARE SENT OR GIVEN TO OUR STOCKHOLDERS. SUCH REQUESTS SHOULD BE DIRECTED TO: OUR CORPORATE SECRETARY, ARCADIA RESOURCES, INC., 9229 DELEGATES ROW, SUITE 260, INDIANAPOLIS, INDIANA 46240, TELEPHONE (317) 569-8234.

By order of the Board of Directors,
/s/ Marvin R. Richardson
Marvin R. Richardson
Chief Executive Officer & President

September 18, 2009
Indianapolis, Indiana

APPENDIX A
Proposed Amendment to the Amended and Restated Articles of Incorporation
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
of
ARCADIA RESOURCES, INC.
(Pursuant to Sections 78.385, 78.390 and 78.403 of the Nevada Revised Statutes)
The undersigned, Chief Executive Officer and President of Arcadia Resources, Inc. (the “Corporation”), does hereby certify as follows:
1. The Articles of Incorporation of the Corporation have been amended by amending Article 4 to increase the number of shares of common stock the Corporation is authorized to issue from 200,000,000 shares of Common Stock, $.001 par value, to 300,000,000 shares of Common Stock, $.001 par value.
2. The Board of Directors of the Corporation adopted a resolution setting forth the Amendment and declaring its advisability.
3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:                     %.
4. The text of the Articles of Incorporation as amended or supplemented is restated to read in its entirety as follows:
1. The name of this corporation is: Arcadia Resources, Inc.
2. Offices for the transaction of any business of the Corporation, and where meetings of the Board of Directors and of Stockholders may be held, may be established and maintained in any part of the State of Nevada, or in any other state, territory, or possession of the United States.
3. The nature of the business is to engage in any lawful activity.
4. The number of shares of common stock the Corporation is authorized to issue is 300,000,000 shares of Common Stock, $.001 par value. The number of shares of preferred stock the Corporation is authorized to issue is 5,000,000, all of which are of a par value of $.001 each (the “Preferred Stock”). Shares of Preferred Stock may he issued from time to time in one or more series as may be determined by the Board of Directors. Each series shall be distinctly designated. All shares of anyone series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences, participating, optional, and other rights of each such series and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as hereinafter provided, the Board of Directors is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences, and relative participating, optional, and other rights, and the qualifications, limitations, and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing, the following:
(i)
The distinctive designation of, and the number of shares of Preferred Stock which shall constitute, each series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the Board of Directors;

(ii)
The rate times at which, and the terms and conditions upon which dividends, if any, on shares of the series shall be paid, the extent of preferences or relations, if any, of such dividends to the dividends payable on any other class or classes of stock of the Corporation or on any series of Preferred Stock and whether such dividends shall be cumulative or non-cumulative;

(iii)
The right, if any, of the holders of shares of the same series to convert the same into, or exchange the same for any other class or classes of the Corporation and the terms and conditions of such conversion or exchange;

(iv)
Whether shares of the series shall be subject to redemption, and the redemption price or prices including, without limitation, a redemption price or prices payable in shares of any class or classes of stock of the Corporation, each other property and the time or times at which, an the terms and conditions on which shares of the series may be redeemed;

(v)
The rights if any, of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution, or sale of assets, dissolution, or winding up of the Corporation;

(vi)	The terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and
(vii)
The voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (A) the right to more or less than one vote per share on any or all matters voted on by the stockholders, and (B) the right to vote as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, on such matters, under such circumstances, and on such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more Directors of the Corporation in the event there shall have been a default in the payment of dividends on anyone or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities, or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities, or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may he granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.

5. The members of the governing board of the Corporation shall be styled directors, of which there shall be no less than 1.
6. This Corporation shall have perpetual existence.
7. This Corporation shall have a president, a secretary, a treasurer, and a resident agent, to be chosen by the Board of Directors, any person may hold two or more offices.
8. The Capital Stock of the Corporation, after the fixed consideration thereof has been paid or performed, shall not be subject to assessment, and the individual liable for the debts and liabilities of the Corporation, and the Articles of Incorporation shall never be amended as the aforesaid provisions.
9. No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article of the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of officer of the Corporation for acts or omissions prior to such repeal or modification.
Dated: October ___, 2009

Marvin Richardson
Chief Executive Officer and President
[END OF ARCADIA RESOURCES, INC. 2009 AMENDED AND RESTATED ARTICLES OF INCORPORATION]

APPENDIX B
ARCADIA RESOURCES, INC.
2006 EQUITY INCENTIVE PLAN
As Amended
SECTION 1. THE PLAN. Arcadia Resources, Inc., a Nevada corporation, hereby establishes the Arcadia Resources, Inc. 2006 Equity Incentive Plan.
SECTION 2. STATEMENT OF PURPOSE. The purposes of the Plan are to (i) promote the interests of the Company by affording an incentive to certain employees to remain in the employ of the Company and to use their best efforts in its behalf, and (ii) aid the Company in attracting, maintaining, and developing capable management personnel of a caliber required to insure the Company’s continued success, by means of an offer to such persons of an opportunity to acquire or increase their proprietary interest in the Company through the granting of options to purchase the Company’s stock, and the granting of other forms of equity-based compensation, pursuant to the terms of this Plan. Awards granted under this Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director, officer, employee or independent contractor.
SECTION 3. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:
3.1. “10% Holder” shall mean any person who, for purposes of Section 422 of the Code owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a Subsidiary.
3.2. “Award” shall mean any award, benefit or right granted under the Plan, including any Stock Option, Stock Appreciation Right or Restricted Stock.
3.3. “Award Agreement” shall mean a written agreement between the Company and the Awardee setting forth the terms of an Award and as further described in Section 12.
3.4. “Awardee” shall mean the holder of an outstanding Award.
3.5. “Board” shall mean the Board of Directors of the Company.
3.6. “Capital Adjustment” shall mean any dividend or other distribution whether in the form of cash, shares, other securities or other property, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, separation, spin-off, combination, repurchase, share exchange, recapitalization, liquidation, dissolution or other similar corporate transaction or event that affects shares such that an adjustment is determined by the Committee to be appropriate under the Plan.
3.7. “Change in Control Event” shall mean any (i) reorganization, merger or consolidation in which the Company is not the surviving corporation, (ii) a sale of all or substantially all of the assets of the Company to another Person, (iii) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 25% or more of the voting power of the Company’s outstanding voting securities by any single person or group (as such term is used in Rule 13d-5 under the Exchange Act), unless such acquisition was approved by the Board prior to the consummation thereof, or (iv) the appointment of a trustee in a Chapter 11 bankruptcy proceeding involving the Company or the conversion of such a proceeding into a case under Chapter 7. Notwithstanding the foregoing, in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such Awards pursuant to a change of control may be permitted, in the Committee’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A and the Treasury Regulations thereunder): (A) a change in the ownership of the Company, (B) a change in effective control of the Company, or (C) a change in the ownership of a substantial portion of the assets of the Company.
3.8. “Code” shall mean the Internal Revenue Code of 1986, as amended.
3.9. “Committee” shall mean (i) the compensation committee appointed by the Board in accordance with Section 6 of the Plan, if one is appointed, or (ii) if one is not appointed, the Board.
3.10. “Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.
3.11. “Company” shall mean Arcadia Resources, Inc., a Nevada corporation.
3.12. “Covered Employee” shall mean an Awardee designated prior to the grant of Restricted stock by the Committee who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which Restricted Stock is expected to be taxable to such Awardee.
3.13. “Employee” shall mean any Person who is an employee of the Company or a Subsidiary.

3.14. “Employment Period” shall mean the required period of continued employment proscribed by the Committee in order for an Award to vest.
3.15. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
3.16. “Exercise Price” shall mean the per Share purchase price of Shares subject to a Stock Option.
3.17. “Fair Market Value” shall mean the value of a Share of Common Stock, on any given day, as determined by the Committee as follows:
3.17.1. If the Common Stock is listed on a stock exchange, in an over-the-counter market, or otherwise, the last reported sales price on such stock exchange on the date in question;
3.17.2. If such Common Stock shall not have been traded on such stock exchange on the date in question, the last reported sales price on the stock exchange on the first day prior thereto on which such Common Stock was so traded; or
3.17.3. In the absence of an established market for the Common Stock or if there were no sales on dates within a reasonable period prior to the date in question, the value shall be determined by the Committee by any means fair and reasonable, including without limitation, using a sales price from the next most recent day on which a sale occurs after the date in question.
For all purposes of this Plan, the Fair Market Value of any Share(s) subject to an Award shall be deemed conclusive, upon the determination of the Committee made in good faith. Treasury Regulations Section 20.2031-2 shall be considered by the Committee in making its determination under subsection 3.15.3.
3.18. “Incentive Stock Option” shall mean any Stock Option designated as, and intended, but not guaranteed, to qualify as, an “incentive stock option” within the meaning of Section 422 of the Code.
3.19. “Non-Employee Director” shall have the meaning set forth in Rule 16(b)-3(b)(3) of the Exchange Act.
3.20. “Non-Qualified Stock Option” shall mean any Stock Option that is not an Incentive Stock Option.
3.21. “Performance Goals” shall mean the performance goals established by the Committee in order for a Qualified Performance-Based Award, or any other Award, to vest.
3.22. “Permanent Disability” shall mean when a Participant is:
3.22.1. unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or
3.22.2. by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the participant’s employer.
3.23. “Person” shall mean any individual (including an officer or director of the Company), corporation, partnership, association, limited liability company, trust, estate or other entity.
3.24. “Plan” shall mean the Arcadia Resources, Inc. 2006 Equity Incentive Plan, as set forth herein and as hereinafter amended from time to time.
3.25. “Qualified Performance-Based Award” shall mean an Award of Restricted Stock designated as such by the Committee, at the time of grant, based upon a determination that (i) the Awardee is or may be a Covered Employee in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exception.
3.26. “Restricted Stock” shall mean any Share issued under Section 9 of this Plan with the restriction that the Awardee may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee shall determine.
3.27. “Section 162(m) Exception” shall mean the exception to the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(c) of the Code.
3.28. “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and any successor thereto.
3.29. “Share” shall mean one share of Common Stock, as adjusted in accordance with Section 13.

3.30. “Stock Appreciation Right” or “SAR” shall mean any right granted pursuant to Section 8 of this Plan to receive, upon exercise by such Awardee, an amount equal to the number of Shares with respect to which the right is granted multiplied by the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price.
3.31. “Stock Option” shall mean any right granted under Section 7 of this Plan allowing such Awardee to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.
3.32. “Subsidiary” shall mean (i) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of any other Award, in addition to a “subsidiary corporation” as defined in (i) a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests.
3.33. “Termination of Employment” shall mean the termination, for any or no reason, of an Employee’s employment with the Company or any Subsidiary. An Employee of a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be such and the Employee does not immediately thereafter become an employee of the Company or another Subsidiary. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and/or its Subsidiaries shall not be considered a Termination of Employment. If so determined by the Committee, an Employee shall be deemed not to have incurred a Termination of Employment if the Employee enters into a contract with the Company or a Subsidiary providing for the rendering by the Employee of consulting services to the Company or such Subsidiary on terms approved by the Committee; provided, however, Termination of Employment shall occur when such contract ceases to be in effect.
SECTION 4. SHARES SUBJECT TO THE PLAN.
4.1. Nature of Shares. The Shares to be delivered upon exercise (or grant, in the case of Restricted Stock) of an Award granted under the Plan shall be made available, at the discretion of the Board, from the authorized unissued Common Stock or from Shares reacquired by the Company, including Shares purchased in the open market. In the event that any Award terminates, expires, lapses or is forfeited for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Stock Appreciation Right is exercised for cash, the Shares subject to, but not delivered under, such Award shall become available for other Awards to the same Awardee or any other Person without decreasing the aggregate number of Shares which may be granted under the Plan, or shall be available for any lawful corporate purpose.
4.2. Number of Shares. Subject to the provisions of Section 13, the maximum number of Shares, which may be issued under the Plan, shall be equal to Five Percent (5%) of the authorized shares of common stock of the Company as of the date the Plan is approved by the Company’s shareholder. All of such Shares may be used for Incentive Stock Options. The Company shall at all times while the Plan is in effect reserve such number of Shares necessary to satisfy all outstanding Awards.
SECTION 5. ELIGIBILITY. Awards may be granted under this Plan to any Person; provided, however, in the case of Incentive Stock Options, an Awardee must be an Employee. Nothing contained in this Plan shall be construed to limit the right of the Company to grant Awards, Shares or any other form of equity compensation other than under the Plan for any proper and lawful corporate purpose. Awardees shall be selected by the Committee, in its sole discretion, in furtherance of the purposes of this Plan.
SECTION 6. ADMINISTRATION OF THE PLAN.
6.1. Compensation Committee. The Board may appoint a compensation committee to administer the Plan, which committee shall consist of not less than two members of the Board, to serve at the pleasure of the Board. The membership of any such committee shall be as specified in a compensation committee charter adopted by the Board.
6.2. Administration by the Board. If no such compensation committee shall be appointed, or if such shall no longer exist, the Board shall administer the Plan.
6.3. Power and Authority of the Committee. The Committee shall have full power and authority to construe, interpret, and administer the Plan and may from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company. Decisions of the Committee shall be made by majority action. Subject to the terms, provisions, and conditions of the Plan, the Committee shall have exclusive jurisdiction (i) to select the Awardee, (ii) to determine the number of Shares subject to each Award, (iii) to determine the time or times when Awards will be granted, (iv) to determine the price of the Shares subject to each Award, (v) to determine the time when each Award may be exercised, (vi) to fix such other provisions of the Award Agreement as the Committee may deem necessary or desirable consistent with the terms of this Plan, and (vii) to determine all other questions relating to the administration of the Plan.
6.4. Interpretation of the Plan. The interpretation of any provisions of this Plan by the Committee shall be final, conclusive, and binding upon all persons and the Board shall place into effect the determinations of the Committee.

SECTION 7. STOCK OPTIONS.
7.1. Grant of Stock Option. Stock Options may be granted alone or in addition to any other Award. Stock Options granted hereunder may be either Incentive Stock Options or Non-Qualified Stock Options. Any Stock Option shall be in such form as determined by the Committee and shall be subject to all of the terms and conditions of this Plan and such additional terms and conditions as the Committee shall deem appropriate.
7.2. Exercise Price.
7.2.1. Non-Qualified Stock Options. In the case of a Non-Qualified Stock Option, the Exercise Price shall be determined by the Committee in its absolute discretion, but in no event shall such price be less than the par value of the Shares subject to the Stock option.
7.2.2. Incentive Stock Options. In the case of an Incentive Stock Option, the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of such Shares subject to the Stock Option at the time of grant.
7.2.3. 10% Holder. In the case of an Incentive Stock Option granted to an individual who, at the time the Stock Option is granted, is a 10% Holder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of such Shares.
7.3. Annual Limit on Grant and Exercise. In the case of Incentive Stock Options, Stock Options shall not be granted to any Employee under this Plan, the effect of which would be to permit such Employee to first exercise Stock Options, in any calendar year, for the purchase of Shares having a Fair Market Value in excess of One Hundred Thousand Dollars ($100,000) (determined at the time of the grant of the Stock Options). An Awardee hereunder may exercise Stock Options for the purchase of Shares valued in excess of One Hundred Thousand Dollars ($100,000) (determined at the time of grant of the Stock Options) in a calendar year, but only if the right to exercise such Incentive Stock Options shall have first become available in prior calendar years. Notwithstanding the foregoing, nothing contained in the Plan shall be construed to prohibit the grant of Stock Options under the Plan to an Awardee by reason of his or her holding Stock Options to purchase Shares of Common Stock or any other securities of the Company granted otherwise than under the Plan.
7.4. Terms and Conditions. Stock Options shall be subject to such terms and conditions contained in this Plan and as determined by the Committee, including the following:
7.4.1. Stock Options shall vest and be exercisable according to the terms of this Plan and under such other conditions as the Committee shall deem appropriate; provided, however, each Stock Option:
(a) may be exercised in whole or in part, but in no event shall a Stock Option be exercisable or exercised for a fraction of a Share;
(b) shall be exercisable by an Awardee, in the case of an Incentive Stock Option, that was an Employee at all times beginning from the date of the grant of the Stock Option to a date not more than three (3) months (except as otherwise provided in Section 14 and this Section 7) before exercise of such Stock Option; and
(c) shall expire no later than ten (10) years from the date of its grant (five (5) years in the case of a 10% Holder).
7.4.2. As a condition of the grant of a Stock Option, the Committee, in its absolute discretion, may require the Awardee to enter into an employment agreement with the Company or a Subsidiary covering a specified period, determined by the Committee, following the grant, and if the Award Agreement specifically requires, compliance with all terms and conditions of any such employment agreement shall be a condition to the exercise by the Awardee of his or her Stock Option (provided, however, that such compliance may be waived by the Committee, in its absolute discretion).
7.4.3. An Awardee shall have none of the rights of a shareholder with respect to the Shares covered by his or her Stock Option until such Shares shall be issued to him or her upon the exercise of his or her Stock Option.
7.5. Method of Exercise. An Awardee shall exercise his or her Stock Options granted under the Plan by notifying the Company by hand delivery or by registered or certified mail, return receipt requested, addressed to its principal office (Attn: Chief Executive Officer), as to the number of Shares of Common Stock which Awardee desires to purchase pursuant to the exercise of the Stock Options, which notice shall be accompanied by payment in full of the Exercise Price, as provided in Section 7.6, and the amount of taxes that the Company is required to withhold under law or regulation in connection with such exercise.

7.6. Payment of Exercise Price. The Exercise Price shall be paid by a certified or bank check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Shares of Common Stock for which the Option is being exercised; provided, however, that in lieu of, or in combination with, the foregoing method of payment, an Awardee may, with the approval and at the sole discretion of the Committee, pay for all or a portion of the Exercise Price by:
7.6.1. delivery of Shares of Common Stock having a Fair Market Value equal to the Exercise Price multiplied by the number of Shares of Common Stock for which the Option is being exercised;
7.6.2. delivery of a notice that the Awardee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Stock Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Exercise Price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, and the Company has in existence such a “cashless exercise” program;
7.6.3. delivery of a full recourse promissory note bearing interest (at a market rate of interest determined by the Committee) and payable upon such terms as may be prescribed by the Committee;
7.6.4. surrendering Shares then issuable upon exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Stock Option or exercised portion thereof;
7.6.5. delivery of property of any kind which constitutes good and valuable consideration; or
7.6.6. any combination of the foregoing methods of payment.
7.7. Disqualifying Dispositions. Each Incentive Stock Option shall require the holder of Shares issued upon exercise of an Incentive Stock Option to notify the Company of any disposition of such Shares under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.
SECTION 8. STOCK APPRECIATION RIGHTS.
8.1. Grant. Stock Appreciation Rights may be granted alone or in addition to any other Award. SARs may, but need not, be granted in connection with a specific Stock Option. Any SAR related to a Non-Qualified Stock Option may be granted either at or after the time of grant of such Stock Option. Any SAR related to an Incentive Stock Option must be granted at the time of grant of such Stock Option. In addition to those imposed by Section 8.5, the Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.
8.2. Grant Price. The grant price of a SAR shall be determined by the Committee, in its sole discretion, but shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR, unless otherwise permitted by the Code, Treasury Regulations or other guidance provided by the Internal Revenue Service in connection with IRC Section 409A on inclusion in gross income of deferred compensation.
8.3. Method of Exercise. An Awardee shall exercise his or her SARs by notifying the Company by hand delivery or by registered or certified mail, return receipt requested, addressed to its principal office (Attn: Chief Executive Officer) and surrendering the related Stock Option, if any. Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.
8.4. Payment. Upon the exercise of a Stock Appreciation Right, an Awardee shall be entitled to receive a distribution in value equal to the excess of (i) the Fair Market Value of one Share, over (ii) the grant price multiplied by the number of Shares in respect to which the Stock Appreciation Rights shall have been exercised. The Fair Market Value of a Share on the date of exercise of SARs shall be determined in accordance with Section 3.15. The distribution with respect to the exercised SARs may be made in Shares valued at Fair Market Value on the exercise date, in cash, or partly in Shares and partly in cash, as the Committee shall determine, in its sole discretion.
8.5. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions contained in this Plan and as determined by the Committee, including the following:
8.5.1. Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, are exercisable in accordance with the provisions of Section 7.
8.5.2. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, if any.
8.5.3. Upon the exercise of SARs, the Shares to which such SARs relate shall be deemed to have been issued for the purpose of the limitation set forth in Section 4.
8.5.4. Stock Appreciation Rights shall expire no later than ten (10) years from the date of grant.
8.5.5. As a condition of the grant of a SAR, the Committee, in its absolute discretion, may require the Awardee to enter into an employment agreement with the Company or a Subsidiary covering a specified period, determined by the Committee, following the grant, and if the Award Agreement specifically requires, compliance with all terms and conditions of any such employment agreement shall be a condition to the exercise by the Awardee of the SARs (provided, however, that such compliance may be waived by the Committee, in its absolute discretion).
8.5.6. The Committee shall determine, in its sole discretion, the vesting requirements, if any, for the exercise of SARs.

SECTION 9. RESTRICTED STOCK.
9.1. Grant of Restricted Stock. Shares of Restricted Stock may be granted alone or in addition to any other Award. The Committee shall determine to whom and the time or times at which Restricted Stock will be granted, if any, the number of Shares to be granted, the conditions for vesting, the time or times within which such Restricted Stock may be subject to forfeiture and any other terms and conditions determined by the Committee, in addition to those contained in Section 10 or this Section 9.
9.2. Restricted Stock Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the Awardee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“THE TRANSFERABILITY OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE ARCADIA RESOURCES, INC. 2006 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AGREEMENT. COPIES OF THE PLAN AND THE AGREEMENT ARE ON FILE AT THE OFFICES OF ARCADIA RESOURCES, INC.”
The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any grant of Restricted Stock, the Awardee shall have delivered a stock power, endorsed in blank, relating to the Shares covered by this certificate.
9.3. Terms and Conditions. Restricted Stock shall be subject to such terms and conditions contained in this Plan and as determined by the Committee, including the following:
9.3.1. No Award in the form of Restricted Stock shall become free of restrictions prior to the expiration of at least one (1) year from the date of grant, except (a) in the case of the death or Permanent Disability of the Awardee, (b) as determined pursuant to Section 14, or (c) as otherwise approved by the Committee.
9.3.2. If and when any applicable Performance Goals are satisfied and the Employment Period expires without a prior forfeiture of the Restricted Stock, certificates for such Shares, which do not bear the legend provided in Section 9.2, shall be delivered to the Awardee upon surrender of the certificates that do bear the legend provided in Section 9.2.
9.3.3. Except as provided in Section 10.4 or the Award Agreement, an Awardee shall have, with respect to the Shares of Restricted Stock, all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any dividends. If so determined by the Committee, (i) cash dividends on the class or series of Common Stock that is the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, if such is established by the Committee; and (ii) dividends payable in Common Stock shall be paid in the form of Restricted Stock of the same class or series as the Common Stock with which such dividend was paid, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends, if such is established by the Committee.
SECTION 10. VESTING REQUIREMENTS. Any Award granted under this Plan may, as determined by the Committee, be subject to any of the following:
10.1. Performance Goals. At the time an Award is granted, whether or not designated as a Qualified Performance-Based Award, the Committee may condition the vesting of such Award upon the attainment of one or more Performance Goals.
10.2. Employment Period. At the time an Award is granted, the Committee may condition the vesting of such Award upon the continued employment of the Awardee (referred to as the “Employment Period”) whether or not the Award is conditioned on any Performance Goals.
10.3. Discretionary Waiver by the Committee. The Committee may at any time, in its sole discretion, accelerate or waive, in whole or in part, any restrictions or vesting requirements of any Award; except that in the case of a Qualified Performance-Based Award, the applicable Performance Goals may not be accelerated or waived, unless the Covered Employee’s Termination of Employment is by reason of death or Permanent Disability.

10.4. Restricted Nature of Award. The Awardee shall not be permitted to exercise any Award, or, in the case of Restricted Stock, sell, assign, transfer, pledge or otherwise encumber the Shares of Restricted Stock until the later of (i) the expiration of the Employment Period, if any, or (ii) the date the applicable Performance Goals, if any, are satisfied; provided, however, that the foregoing shall not prevent an Awardee from pledging Shares of Restricted Stock as security for a loan, the sole purpose of which is to provide funds to pay the exercise price for any Stock Options granted under this Plan.
10.5. Forfeiture Upon Termination of Employment. Except to the extent otherwise provided in the Award Agreement, upon an Awardee’s Termination of Employment for any reason during the Employment Period or before the applicable Performance Goals are satisfied, all Awards still subject to restriction and remain unvested shall be forfeited by the Awardee.
SECTION 11. TERMINATION OF EMPLOYMENT. Unless otherwise provided by the Committee in an Award Agreement, the following provisions shall apply to any Stock Option or SAR awarded pursuant to this Plan:
11.1. General Rule. In the event of an Awardee’s Termination of Employment (otherwise than by reason of his or her death or Permanent Disability, or “for cause”), such Awardee may exercise his or her Stock Options and/or SARs (if and to the extent that such Awardee was entitled to do so at the date of Termination of Employment) at any time within three (3) months after such Termination of Employment, but in no event after the expiration of the term of the Stock Options and/or SARs.
11.2. Termination “For Cause”. Notwithstanding Section 11.1, no Stock Option or SAR granted under the Plan may be exercised by an Awardee following Termination of Employment “for cause”. For purposes of this Plan, “for cause” shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information or as also defined in Awardee’s employment agreement with the Company or subsidiary. If the employment of an Awardee shall be suspended pending an investigation of whether or not the Awardee shall be terminated for cause, all of the Awardee’s rights under any Stock Option or SAR granted hereunder likewise shall be suspended during the period of investigation.
11.3. Death or Permanent Disability. Notwithstanding Section 11.1, in the event of the death or Permanent Disability of an Awardee (i) while an Employee; or (ii) within three (3) months after the Awardee’s Termination of Employment, otherwise than for cause, such Awardee’s Stock Options and/or SARs may be exercised (if and to the extent that the Awardee was entitled to do so at the date of his or her death or Permanent Disability) by such Awardee or the estate of the decedent, or by a person who acquired the right to exercise such Stock Options and/or SARs by bequest or inheritance or by reason of the death of the decedent, at any time within twelve (12) months after his or her death or Permanent Disability, but in no event after the expiration of the term of the Stock Option or SAR.
11.4. Unvested/Unexercised Stock Options. If the Awardee does not exercise his or her Stock Options and/or SARs within the applicable time period described above in this Section 11, or the Awardee is not vested as to his or her entire Stock Options and/or SARs, the unvested and/or unexercised Stock Options and/or SARs shall immediately cease to be exercisable and shall terminate.
SECTION 12. AWARD AGREEMENT.
12.1. Evidence of Award. Each Award granted under the Plan shall be evidenced by an agreement (referred to as either a “Stock Option Agreement,” “Stock Appreciation Right Agreement,” or “Restricted Stock Agreement,” and generally as an “Award Agreement”), which shall (i) be signed by an officer of the Company and by the Awardee, (ii) clearly identify the status and nature of the Award, and (iii) contain such provisions as may be approved by the Committee.
12.2. Binding Agreement. Each Award Agreement shall constitute a binding contract between the Company and the Awardee and every Awardee, upon acceptance of such Award Agreement, shall be bound by the terms and restrictions of this Plan and of the Award Agreement.
12.3. Additional Terms. The terms of the Award Agreement shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the Plan.
SECTION 13. ADJUSTMENTS UPON CHANGE IN CAPITALIZATION. In the event of a Capital Adjustment, the number of Shares subject to this Plan and, except as otherwise provided in an Awardee’s Award Agreement, the number of Shares under any outstanding Award shall be adjusted consistent with such Capital Adjustment. The Exercise Price of any outstanding Award shall be adjusted so that there will be no change in the aggregate Exercise Price payable upon the exercise of any such Award. The granting of an Award under this Plan shall not affect in any way the right or power of the Company to make any Capital Adjustment.

SECTION 14. CHANGE IN CONTROL EVENT.
14.1. In the event of a Change in Control Event, the Committee may:
14.1.1. provide for the assumption of outstanding Awards, or the substitution of outstanding Awards for new Awards, for equity securities of the surviving, successor or purchasing corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and prices of Shares subject to such Awards, as determined in good faith by the Committee, in its sole discretion.
14.1.2. provide that the vesting of each outstanding Stock Option and Stock Appreciation Right shall automatically be accelerated so that 100% of the unvested Shares covered by such Award shall be fully vested upon the consummation of the Change in Control Event, and
(a) provide notice to Awardees that all outstanding Stock Options and Stock Appreciation Rights must be exercised on or before a specified date (which date shall be at least five (5) days from the date of notice), after which the Stock Options and Stock Appreciation Rights shall terminate; or
(b) terminate each outstanding Stock Option and Stock Appreciation Right in its entirety and exchange such Award for a payment of cash, securities and/or other property equal to the Fair Market Value of the Shares to which such Award relates, less the Exercise Price for such Award.
14.1.3. provide that the restrictions applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable.
14.1.4. make additional adjustments and/or settlements of outstanding Awards as it deems appropriate, in its sole discretion, and consistent with the purpose of this Plan .
14.2. In the event of the dissolution or liquidation of the Company, whether voluntary or otherwise, that is not a Change in Control Event, all outstanding unexercised Stock Options and Stock Appreciation Rights must be exercised, if at all, within the ninety (90) day period commencing on the date specified in Section 14.3. All such Awards which become exercisable during such ninety (90) day period shall terminate to the extent not exercised prior to the end of such ninety (90) day period.
14.3. The date referred to in Section 14.2 shall be the earliest to occur of the following events:
14.3.1. the entry, in a court having jurisdiction, of an order that the Company be liquidated or dissolved;
14.3.2. adoption by the shareholders of the Company of a resolution resolving that the Company be liquidated or dissolved voluntarily; or
14.3.3. adoption by the shareholders of the Company of a resolution to the effect that the Company cannot, by reason of its liabilities, continue its business and that it is advisable to liquidate or dissolve the Company.
14.4. The granting of an Award under this Plan shall not affect in any way the right or power of the Company to enter into any Change in Control Event.
14.5. Notwithstanding anything herein to the contrary, in no event may any Award granted hereunder be exercised after the expiration of the term of such Award.
SECTION 15. OTHER TERMS AND CONDITIONS OF AWARDS.
15.1. Non-Transferability Of Awards. An Award granted under the Plan may not be transferred, pledged, assigned, hypothecated or disposed of in any manner other than by will or the laws of descent and distribution and, is exercisable, during the lifetime of the decedent, only by the decedent. Solely for Awards other than Incentive Stock Options, the Committee may permit, in its absolute discretion, further transferability, on general or specific basis, and may impose conditions and limitations on any such permitted transfer.
15.2. Issuance Of Certificates; Legends. All Shares delivered under this Plan will be evidenced by a certificate or certificates issued by or on behalf of the Company in the name of the Awardee and shall be delivered to or upon the order of the Awardee. In the event that the exercise of a Stock Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option, the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records. The Company shall not be required to issue or deliver any stock certificate(s) prior to the lapse of such reasonable period of time following the exercise of a Stock Option or SAR or the grant of Restricted Stock as the Committee may establish from time to time for reasons of administrative convenience. The Company may endorse such legend or legends upon the certificates for Shares delivered under this Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as, in its discretion, the Company determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the Awardee with respect to such Shares.

15.3. Purchase For Investment. Except as provided otherwise in this Plan, an Awardee shall, prior to the delivery by the Company of any Shares under this Plan, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Awardee represents and warrants that such Awardee is purchasing or acquiring the Shares acquired pursuant thereto for such Awardee’s own account, for investment only and not with an intention of the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (i) a registration statement on an appropriate form pursuant to the Securities Act, which registration statement has become effective and is current with regard to the Shares being offered or sold, or (ii) a specific exemption from the registration and prospectus delivery requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company if the Shares being issued are registered pursuant to the Securities Act and a prospectus relating thereto is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated pursuant to the Securities Act) if the Shares being reoffered are registered pursuant to the Securities Act and a prospectus relating thereto is current.
15.4. Securities and Other Regulatory Compliance. The issuance of Awards under the Plan will not be effective unless such issuance is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant, issuance and/or exercise. Notwithstanding any other provision in this Plan, the Company shall not be required to issue or deliver any certificate for Shares of Common Stock purchased upon the exercise of any Award unless:
15.4.1. the issuance of such Shares has been registered with the Securities and Exchange Commission under the Securities Act or counsel to the Company shall have given an opinion that such registration is not required;
15.4.2. approval, to the extent required, shall have been obtained from any state regulatory body having jurisdiction thereover, and
15.4.3. permission for the listing of such Shares shall have been given by any national securities exchange on which the Common Stock of the Company is at the time of issuance listed.
Common Stock issued to an Awardee pursuant to this Agreement will be subject to the Company’s insider trading policy in effect from time to time. The Company shall be under no obligation to register the Shares under the Securities Act, or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
15.5. Withholding Taxes. The Company or a Subsidiary, if applicable, shall have the right to withhold from salary or otherwise or to cause an Awardee (or the executor or administrator of the Awardee’s estate or his legatees or distributees) to make payment of any federal, state, or local taxes required to be withheld with respect to any Award or exercise thereof. If the Awardee does not make the required withholding payment at the time required under applicable law, the Company, in its discretion, may decline to permit the exercise or it may elect to take such steps as it may deem necessary or appropriate for the withholding of any taxes including, but not limited to, (a) withholding the amount due from Optionee’s other compensation, (b) having the Company or Subsidiary, as the case may be, withhold Shares otherwise deliverable to the Awardee with respect to such Award or exercise, or (c) delivery by the Awardee of Shares of common stock to the Company.
15.6. Exchange and Buyout of Awards. Subject to approval by the Board, and the consent of the Awardee, the Committee may, at any time, from time to time, authorize the Company:
15.6.1. to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards; and
15.6.2. to buy from an Awardee an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Awardee may agree.
SECTION 16. MISCELLANEOUS PROVISIONS.
16.1. Amendments, Suspension or Termination. The Board shall have the complete power, authority and right, at any time, to amend, suspend or terminate the Plan in any respect which it may deem to be in the best interests of the Company, provided, however, in the case of Incentive Stock Options, no amendments shall be made to the Plan without the approval of the shareholders of the Company which:
16.1.1. increase the number of Shares available for issue under the Plan (except as provided in Section 13);
16.1.2. extend the term of the Plan or the period during which Awards may be granted or exercised;

16.1.3. reduce the Exercise Price, in the case of an Incentive Stock Option, below 100% (110% in the case of a 10% Holder) of the Fair Market Value of the Shares which are the subject of such Stock Option at the time of the grant, other than to change the manner of determining the Fair Market Value of such Shares;
16.1.4. modify the requirements as to eligibility for participation in the Plan; and
16.1.5. amend the Plan in any respect which would cause any Stock Options to no longer qualify as Incentive Stock Options.
No termination or amendment of the Plan shall, without the consent of the Awardee, adversely affect the rights of such Awardee with respect to an Award theretofore granted to him or her.
16.2. Use of Proceeds. The cash proceeds received by the exercise of an Award granted hereunder shall be added to the general funds of the Company and used for the Company’s general corporate purposes, as the Board, in its discretion, determines.
16.3. No Obligation to Employ. The fact that an Employee has been granted an Award under this Plan shall not in any way affect or qualify the right of the Company to terminate his or her employment at any time. The Plan or any Award Agreement shall not constitute a contract of employment and nothing in this Plan or any Award Agreement shall confer or be deemed to confer on any Awardee any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or limit in any way the right of the Company or any Subsidiary to terminate the Awardee’s employment or other relationship at any time, with or without cause.
16.4. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
16.5. Effective Date, Term, and Approval. The Plan shall take effect on the date the Plan is approved by the Company’s Shareholders and shall terminate ten (10) years from the date thereof and no Awards may be granted under the Plan after that date; provided however, the Board may, in its sole discretion, terminate this Plan prior to said date. In any event, no Awards may be granted under the Plan after termination of this Plan whether by its own terms or by Board action. Any Award granted prior to the termination of this Plan may be exercised in accordance with the terms of the Award Agreement relating to such Award. Approval by the Company’s Shareholders shall be evidenced by the Secretary’s Certification of Shareholder Approval.
16.6. Governing Law. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Awards granted under the Plan and any agreements in connection therewith, shall be governed by the substantive laws, but not the choice of law rules, of the State of Michigan, notwithstanding the fact that the Company or any Awardee is or may hereafter become domiciled in a different state.
16.7. No Claim or Right. No Employee or other Person shall have any claim or right to be granted an Award under the Plan. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become an Awardee, or to have any rights with respect to such Award, until and unless the Committee shall have executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Awardee. Determinations made by the Committee under the Plan need not be uniform and, in the case of Incentive Stock Options, may be made selectively among Employees, whether or not such Employees are similarly situated.
16.8. Severability. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.
16.9. Successors and Assigns. All obligations of the Company under the Plan shall be binding on the Company’s successors and assigns.
16.10. No Liability of the Company. The Company shall not be liable to an Awardee or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been un able to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Stock Option or other Award granted hereunder.

16.11. Compliance with Code Section 409A. Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with Code Section 409A, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with Code Section 409A. Without in any way limiting the effect of the foregoing, in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable. In the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, neither the Company, the Committee, the Board nor its or their designees or agents shall be liable to any Participant or other Person for actions, decisions or determinations made in good faith.
16.12. Rule 16b-3(d) Exemption. If an Award granted hereunder is intended to qualify for the exemption under Rule 16b-3(d) of the Exchange Act, each grant of such an Award to any 10% Holder or any director or officer of the Company must be approved by the Board, or a committee of the Board that is composed solely of two (2) or more Non-Employee Directors.
16.13. Reporting Requirements. The Company shall file any reports, returns or other information regarding the grant of any Award or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.
16.14. Subject to Legal Requirements. The Plan and all Awards granted pursuant to it are subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto and, notwithstanding any provisions of the Plan or Award Agreement, an Awardee shall not be entitled to exercise his or her Award nor shall the Company be obligated to issue any Shares to the Awardee if such exercise or issuance shall constitute a violation by the Awardee or the Company of any provisions of any such approval requirements, law or regulation.
16.15. Section Headings. The headings of the Sections in this Plan are provided for convenience only and will not affect its construction or interpretation. All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Plan unless otherwise specified. All words used in this Plan will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.
[END OF ARCADIA RESOURCES, INC. 2006 EQUITY INCENTIVE PLAN]

EXHIBIT A
ARCADIA RESOURCES, INC.
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
As Amended and Restated, Effective June 22, 2006
The Board of Directors (the “Board”) of Arcadia Resources, Inc. (“ARI”) has established an Audit Committee (the “Committee”) as a permanent standing committee with the authority, responsibilities and specific duties as described herein. This Charter of the Audit Committee of the Board of Directors (the “Charter”) and the composition of the Committee are intended to comply with applicable law, including state and federal securities laws, the rules and regulations of the Securities and Exchange Commission (“SEC”) and any market or exchange on which the Company’s securities may be listed or quoted, and the Company’s Bylaws.
1.	Purpose and Scope
1.1.
The purpose of the Committee is to assist the Board in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing and financial reporting practices of ARI. The Committee’s duties and responsibilities include oversight of:

•	The accounting and financial reporting processes and systems of internal accounting and financial controls of ARI; including the effectiveness of ARI’s internal controls;
•	The integrity of ARI’s financial statements;
•
The annual independent audit of ARI’s financial statements, the engagement of the independent auditor, the evaluation of the independent auditor’s function, qualifications, services, performance and independence;

•
The compliance by ARI with legal and regulatory requirements related to this Charter, including ARI’s disclosure controls and procedures, management’s report on internal controls over financial reporting and the report required by SEC rules to be included ARI’s annual proxy statement; and

•	ARI’s policies, practices and compliance regarding its Code of Conduct.
2.	Audit Committee Charter, Membership and Organization
2.1.	Charter. The adequacy of this Charter shall be reviewed and reassessed by the Committee at least annually. Any proposed changes shall be submitted to the Board of Directors for its approval.
2.2.	Performance and Evaluation. The Committee shall evaluate on an annual basis its performance in carrying out its duties and responsibilities hereunder.
2.3.
Membership; Chair. The Committee shall include no less than three members of the Board and shall consist solely of Board members who satisfy the requirements in Section 2.4 below. The members of the Committee shall be appointed by the Board. Unless a Chair is appointed by the Board, the members of the Committee shall designate a Chair.

2.4.
Independence. To the extent practicable, a majority of the members of the Audit Committee shall be independent from management and shall not have participated in the preparation of the financial statements of ARI or any current subsidiary of ARI at any time during the past three years. “Independence” shall be determined in accordance with the applicable rules of any market or exchange on which the Company’s securities may be listed or quoted and Section 301 of the Sarbanes-Oxley Act of 2002 (the “Act”) and applicable SEC rules thereunder.

2.5.
Financial Literacy. Each member of the Committee shall be able to read and understand fundamental financial statements, including ARI’s balance sheet, income statement and statement of cash flows. At least one member of the Committee shall be an audit committee “financial expert” as defined by applicable SEC rules.

2.6.
Meetings. In order to discharge its responsibilities, the Committee shall each year establish a schedule of meetings; additional meetings may be scheduled, but the Committee must meet at least quarterly. In planning the annual schedule of meetings, the Committee shall ensure that sufficient opportunities exist for its members to meet separately with the independent auditors and/or the head of ARI’s internal audit function without management present; to meet separately with management without the independent auditors and/or head of ARI’s internal audit function present; and to meet in private with only the Committee members present. Such meetings may be held in person or telephonically and may be held at such times and places as the Committee determines.

2.7.
Agenda, Minutes, and Reports. An agenda, together with materials relating to the subject matter of each meeting shall be sent to members of the Committee prior to each meeting. Minutes for all meetings of the Committee shall be prepared to document the Committee’s discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, and shall be approved at a subsequent meeting of the Committee. In addition, the Committee shall make regular reports to the Board, including therein any issues that arise with respect to the quality or integrity of ARI’s financial statements, ARI’s compliance with legal or regulatory requirements, the performance of ARI’s independent auditors, and the performance of ARI’s internal audit function. The Committee shall make such other periodic reports to the Board as seem useful to it from time to time, or as may be requested of it by the Board.

3.	Audit Committee Authority and Responsibilities
3.1.
Authority to Engage Advisors. The Committee shall have sole authority for the appointment, compensation, retention and oversight of ARI’s independent auditors. In addition, the Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its authority. Such authority includes, but is not limited to, the authority to engage independent legal, accounting or other advisors, without Board approval, to assist in the conduct of an investigation or as the Committee determines appropriate to advise or assist in the performance of its duties. ARI shall provide for the appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee and of the Committee’s ordinary operating expenses necessary or appropriate for carrying out its duties, subject only to limitations imposed by applicable rules and regulations. The Committee may request an officer or associate of ARI, or ARI’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

3.2.	Oversight of ARI’s Relationship with the Independent Auditor.
3.2.1.	ARI’s independent auditor is solely responsible to the Committee, as representatives of the shareholders.
3.2.2.
The Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor. Selection of the independent auditor shall occur at least annually, considering their independence, evaluation of their services and compensation for audit and non-audit services.

3.2.3.
The Committee shall, prior to commencement of the annual audit, review with management and the independent auditors the proposed scope of the audit plan and fees, including the areas of business to be examined, the adequacy of the personnel to be assigned to the audit and other factors that may affect the time lines of such audit.

3.2.4.
ARI shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report, subject only to limitations imposed by applicable rules and regulations.

3.2.5.
The Committee shall pre-approve all audit services and non-audit services (including fees and terms thereof) to be performed for ARI by the independent auditors, other than de-minimis non-audit services as defined under SEC rules.

3.2.6.
The Committee shall give due consideration to whether the independent auditor’s performance of non-audit services is compatible with maintaining the auditor’s independence. In connection with this assessment, the Committee shall obtain and review a report, at least annually, from the independent auditor describing all relationships between the independent auditor and ARI, including the disclosures required by Independence Standard Boards Standard No. 1.

3.2.7.
The Committee also shall review a report from the independent auditor at least annually regarding any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any other inquiry or investigation regarding the firm in the preceding five years.

3.2.8.	The Committee shall require the independent auditor to review the financial information included in ARI’s quarterly report on Form 10-Q prior to ARI filing such reports with the SEC.
3.3.	Financial Statement and Disclosure Matters. The Committee shall have the following specific duties and responsibilities with respect to ARI’s financial reporting process:
3.3.1.
Annual Audited Financial Statements and Annual Report on Form 10-K. The Committee shall review and discuss with management and the independent auditor (a) ARI’s annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in ARI’s Form 10-K; and (b) the disclosure required regarding ARI’s system of internal controls required under SEC rules to be contained in ARI’s Form 10-K and the attestations or reports by the independent auditors relating to such disclosure.

3.3.2.
Quarterly Reports on Form 10-Q. The Committee shall review and discuss with management and the independent auditor the (a) ARI quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its Form 10-Q with the SEC, including the results of the independent auditor’s review of the quarterly financial statements; and (b) the disclosure regarding ARI’s system of internal controls required under SEC rules contained in ARI’s Form 10-Q.

3.3.3.
Required Discussions with Independent Auditor. The Committee shall discuss with the independent auditors those matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended (Codification of Statements on Auditing Standards, AU § 380) and shall periodically consult with regard to internal controls and the fullness and accuracy of ARI’s financial statements.

3.3.4.	Other Discussions with Management and Independent Auditor. The Committee shall review and discuss, on a quarterly basis, with management and the independent auditors:
• Major financial risk exposures and the steps management has taken to monitor and control such exposures, including ARI’s risk assessment and risk management policies;
• Significant financial reporting issues and judgments made in connection with the preparation of ARI’s financial statements;
• The clarity of financial disclosures made by ARI;
• The development, selection and disclosure of critical accounting estimates and the analysis of alternative assumptions or estimates, and the effects of such estimates on ARI’s financial statements;
• Significant changes in accounting principles, financial reporting policies and internal controls implemented by ARI;
• Significant litigation, contingencies and claims against ARI and material accounting issues that require disclosure in ARI’s financial statements;
• The adequacy and effectiveness of ARI’s internal accounting and financial controls and the recommendation of management, the internal auditors, or the independent auditors for the improvement of accounting practices and internal controls;

• Management’s compliance with ARI’s processes, procedures and internal controls;
• Information regarding any “second” opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;
• Any difficulties encountered by the independent auditor in the course of their audit work, including any restrictions on the scope of activities or access to requested information, and management’s response, and any significant disagreements with management;
• Management’s use of “pro forma” or “non-GAAP” financial information in ARI’s quarterly and annual reports, or in other information communicated to the public, such as in an earnings press release;
• Review with management of ARI’s current disclosure controls and procedures;
• Discuss with management and the independent auditor the effect of regulatory initiatives and potential changes in GAAP on the Company’s financial statements; and
• Review with the independent auditors, the internal auditors and management the extent to which changes or improvements in financial or accounting practices have been implemented.
3.4.	Compliance Oversight Responsibilities.
3.4.1.
The Committee shall obtain from the independent auditor the reports required to be furnished under Section 10A of the Securities Exchange Act of 1934, if any, and obtain from the independent auditor any information with respect to illegal acts in accordance with Section 10A.

3.4.2.	The Committee shall establish procedures for:
• The receipt, retention and treatment of complaints received by ARI regarding accounting internal controls over financial reporting, or auditing matters; and
• The confidential, anonymous submission by associates of ARI of concerns regarding questionable accounting or auditing matters.
3.5.	Additional Responsibilities.
3.5.1.	The Committee shall annually prepare a report for inclusion in ARI’s proxy statement relating to its annual shareholders meeting. In that report the Committee shall state whether it has:
• Reviewed and discussed the audited financial statements with management;
• Discussed with the independent auditor the matters required to be discussed by SAS No. 61, as amended (Codification of Statements on Auditing Standards, AU § 380);
• Received from the independent auditor the written disclosures and the letter required by Independence Standards Board Standard No. 1;
• Based on the review and discussions referred to above under Section 3.6.1, recommended to the Board that the audited financial statements be included in ARI’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC; and
• Determined which Committee members satisfy the independence requirements of Section 2.4 of this Charter and which Committee members, if any, do not satisfy the independence requirements of Section 2.4 of this Charter.

3.5.2.
The Committee shall review ARI’s Code of Conduct (the “Code”) at least annually and ensure that management has established a system to enforce the Code. The Committee shall recommend to management any necessary changes to ensure that the Code is adequate in meeting the Committee’s requirements and that it complies with the definition set forth in Section 406 of the Act and any regulations thereunder.

3.5.3.
The Committee shall oversee ARI’s review of “related party transactions” for potential conflict of interest situations and shall be responsible for approving those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

3.5.4.	The Committee shall maintain minutes of all Committee meetings and submit such minutes to the Board.
3.5.5.	The Committee shall oversee compliance with the requirements of the SEC for disclosure of auditors’ services and audit committee members, member qualifications and activities.
3.5.6.	As appropriate, in the course of fulfilling its duties hereunder, the Committee shall obtain advice and assistance from outside legal, accounting or other advisors.
3.5.7.	The Committee shall discuss policies with respect to risk assessment and risk management.
3.5.8.	The Committee shall set clear hiring policies for employees or former employees of the independent auditors.
3.5.9.	The Committee shall report regularly to the Board and recommend to the Board any changes in the authority, responsibility or duties of the Audit Committee.
3.5.10.
Additionally, the Committee, if and when authorized by the Board of Directors, shall act as ARI’s “Qualified Legal Compliance Committee,” with such duties and responsibilities as the Board of Directors may specify.

3.5.11.	The Committee shall perform any other activities consistent with this Charter, ARI’s Bylaws and governing law, as the Committee deems necessary or appropriate.
4.	Limitation on Audit Committee’s Role
4.1.
While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, prepare ARI’s financial statements, or determine if ARI’s financial statements and disclosures are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America and applicable law. ARI’s management is responsible to ensure that the financial statements are prepared in conformity with accounting principles generally accepted in the United States, and that disclosures are complete and accurate. It is the responsibility of ARI’s independent auditors to plan and conduct audits of the financial statements prepared by management.

[END OF ARCADIA RESOURCES, INC. 2006 AUDIT COMMITTEE CHARTER]

EXHIBIT B — FORM OF PROXY CARD
ARCADIA RESOURCES, INC.

c/o National City Bank
Shareholder Services Operations
Locator 5352
P.O. Box 94509
Cleveland, OH 44101-4509
This proxy is being solicited on behalf of the Board of Directors of the Corporation.
The undersigned hereby appoints Marvin R. Richardson and Matthew R. Middendorf, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the shares of the undersigned in Arcadia Resources, Inc., a Nevada corporation (the “Corporation”), at the 2009 Annual Meeting of the Stockholders of the Corporation, scheduled to be held on October 14, 2009, and any adjournments or postponements thereof, as instructed on the reverse side.
Dated:                                         , 2009

Signature

Signature
(Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

YOUR VOTE IS IMPORTANT
Please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be
represented at the 2009 Annual Meeting of Stockholders.

ARCADIA RESOURCES, INC.	PROXY
THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE DIRECTOR-NOMINEES LISTED BELOW AND FOR PROPOSALS 2 AND 3. RECEIPT OF THE CORPORATION’S PROXY STATEMENT, DATED SEPTEMBER 18, 2009, IS HEREBY ACKNOWLEDGED.
The Board recommends a vote FOR each of proposals 1, 2 and 3.
1.	Election of the following nominees to the Board of Directors of the Corporation:

Nominees for Class A director positions, for a term of three (3) years: Marvin R. Richardson John T. Thornton

☐ FOR all nominees listed above	☐ WITHHOLD AUTHORITY
except as noted below)	to vote for all nominees listed above
(INSTRUCTION: To withhold authority to vote for any particular nominee, write that nominee’s name on the line provided below.)

2.	To amend the Corporation’s Restated Articles of Incorporation to increase the number of authorized shares of the Corporation’s common stock:

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To amend the Corporation’s 2006 Equity Incentive Plan to increase the number of shares available for awards:

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	Upon such other business as may properly come before the meeting or any adjournment thereof.

☐	Please check here if you plan to attend the Annual Meeting of Stockholders.
[END OF ARCADIA RESOURCES, INC. 2009 FORM OF PROXY CARD]